                        MORTGAGE LOAN SERVICING AGREEMENT

                          WILSHIRE CREDIT CORPORATION,

                                  as a Servicer

                            LITTON LOAN SERVICING LP,

                                  as a Servicer

                       LASALLE BANK NATIONAL ASSOCIATION,

                 as Master Servicer and Securities Administrator

            MERRILL LYNCH MORTGAGE INVESTORS TRUST, SERIES 2007-SL1,

                                as Issuing Entity

                                 CITIBANK, N.A.,

                              as Indenture Trustee

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                  as Depositor

                                       and

                      MERRILL LYNCH MORTGAGE LENDING, INC.

                                   as Sponsor

                             Dated as of May 1, 2007

                                TABLE OF CONTENTS

                                                                       PAGE
                                                                  --------------
ARTICLE I DEFINITIONS .........................................                1
   Section 1.01  Definitions ..................................                1
   Section 1.02  Other Definitional Provisions ................                2
ARTICLE II REPRESENTATIONS AND WARRANTIES .....................                2
   Section 2.01  Representations and Warranties Regarding
                 Wilshire, Litton and the Master Servicer .....                2
   Section 2.02  Representations and Warranties of the Issuing
                 Entity .......................................                3
   Section 2.03  Breaches of Representations and Warranties;
                 Notice .......................................                3
ARTICLE III ADMINISTRATION AND SERVICING OF LOANS .............                6
   Section 3.01  Servicers to Service Mortgage Loans ..........                6
   Section 3.02  Servicing and Subservicing; Enforcement of the
                 Obligations of the Servicers .................                8
   Section 3.03  Rights of the Depositor and the Indenture
                 Trustee in Respect of the Servicers ..........                9
   Section 3.04  Master Servicer to Act as Servicer ...........                9
   Section 3.05  Collection of Mortgage Loan Payments;
                 Collection Account; Master Servicer Collection
                 Account; Payment Account .....................               10
   Section 3.06  Collection of Taxes, Assessments and Similar
                 Items; Escrow Accounts .......................               15
   Section 3.07  Access to Certain Documentation and
                 Information Regarding the Mortgage Loans .....               16
   Section 3.08  Permitted Withdrawals from the Collection
                 Account, the Master Servicer Collection
                 Account and Payment Account ..................               16
   Section 3.09  [Reserved] ...................................               20
   Section 3.10  [Reserved] ...................................               20
   Section 3.11  Enforcement of Due-On-Sale Clauses; Assumption
                 Agreements ...................................               20
   Section 3.12  Realization Upon Defaulted Mortgage Loans;
                 Determination of Excess Proceeds; Special Loss
                 Mitigation ...................................               21
   Section 3.13  Custodian to Cooperate; Release of Mortgage
                 Files ........................................               26
   Section 3.14  Documents, Records and Funds in Possession of
                 Servicer to be Held for the Indenture
                 Trustee ......................................               28
   Section 3.15  Servicing Compensation .......................               28
   Section 3.16  Access to Certain Documentation ..............               28
   Section 3.17  Annual Statement as to Compliance ............               29
   Section 3.18  Annual Independent Public Accountants'
                 Servicing Statement; Financial Statements ....               29
   Section 3.19  Rights of the NIMs Insurer ...................               33
   Section 3.20  Periodic Filings .............................               33
   Section 3.21  Indemnification by Securities Administrator ..               37

                                TABLE OF CONTENTS
                                   (continued)

                                                                       PAGE
                                                                  --------------
   Section 3.22  Regulation AB; Indemnification by Servicer ...               38
   Section 3.23  Prepayment Charge Reporting Requirements .....               39
   Section 3.24  Information to the Master Servicer ...........               39
   Section 3.25  Indemnification ..............................               39
   Section 3.26  Nonsolicitation ..............................               40
   Section 3.27  High Cost Mortgage Loans .....................               40
   Section 3.28  Special Servicing Agreements .................               40
   Section 3.29  Servicing Rights Owner .......................               41
ARTICLE IIIA THE MASTER SERVICER ..............................               41
   Section 3A.01 Master Servicer ..............................               41
   Section 3A.02 Monitoring of Servicers ......................               42
   Section 3A.03 Power to Act; Procedures .....................               43
   Section 3A.04 Liabilities of the Master Servicer ...........               44
   Section 3A.05 Merger or Consolidation of the Master
                 Servicer .....................................               44
   Section 3A.06 Regulation AB; Indemnification from the Master
                 Servicer .....................................               45
   Section 3A.07 Limitations on Liability of the Master
                 Servicer and Others ..........................               45
   Section 3A.08 Master Servicer Not to Resign ................               46
   Section 3A.09 Sale and Assignment of Master Servicing ......               47
   Section 3A.10 Compensation for the Master Servicer .........               47
ARTICLE IV SERVICING NOTES ....................................               47
   Section 4.01  Advances .....................................               47
   Section 4.02  Reduction of Servicing Compensation in
                 Connection with Prepayment Interest
                 Shortfalls ...................................               49
ARTICLE V PAYMENT ACCOUNT .....................................               49
   Section 5.01  Payment Account ..............................               49
ARTICLE VI THE SERVICERS, THE MASTER SERVICER AND THE
   DEPOSITOR ..................................................               49
   Section 6.01  Respective Liabilities of the Master Servicer,
                 the Servicers and the Depositor ..............               49
   Section 6.02  Merger or Consolidation of the Master
                 Servicer, the Servicers or the Depositor .....               50
   Section 6.03  Limitation on Liability of the Master
                 Servicer, the Servicers, the Depositor and
                 Others .......................................               50
   Section 6.04  Limitation on Resignation of Servicers .......               51
   Section 6.05  Errors and Omissions Insurance; Fidelity
                 Bonds ........................................               52
ARTICLE VII DEFAULT ...........................................               52
   Section 7.01  Events of Default ............................               52
   Section 7.02  Master Servicer or Indenture Trustee to Act;
                 Appointment of Successor .....................               56
   Section 7.03  Notification to Securityholders ..............               58
ARTICLE VIII MISCELLANEOUS PROVISIONS .........................               58

                                TABLE OF CONTENTS
                                   (continued)

                                                                       PAGE
                                                                  --------------
   Section 8.01  Amendment ....................................               58
   Section 8.02  Governing Law ................................               59
   Section 8.03  Notices ......................................               59
   Section 8.04  Severability of Provisions ...................               59
   Section 8.05  Third-Party Beneficiaries ....................               60
   Section 8.06  Counterparts .................................               60
   Section 8.07  Effect of Headings and Table of Contents .....               60
   Section 8.08  Termination ..................................               60
   Section 8.09  Certain Matters Affecting the Indenture
                 Trustee and the Securities Administrator .....               60
   Section 8.10  Owner Trustee Not Liable for Mortgage Files ..               60
   Section 8.11  Additional Termination Requirements ..........               61
   Section 8.12  Entire Agreement .............................               62
   Section 8.13  Additional Rights of the NIMs Insurer ........               62

EXHIBIT A-1  MORTGAGE LOAN SCHEDULE ...........................            A-1-1
EXHIBIT A-2  FORECLOSURE RESTRICTED MORTGAGE LOAN SCHEDULE ....            A-2-1
EXHIBIT B    LIMITED POWER OF ATTORNEY ........................              B-1
EXHIBIT C    FORM OF REQUEST FOR RELEASE ......................              C-1
EXHIBIT D    FORM OF ITEM 1123 CERTIFICATION OF SERVICER ......              D-1
EXHIBIT E    FORM OF ASSESSMENT OF COMPLIANCE .................              E-1
EXHIBIT F    SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT
             OF COMPLIANCE ....................................              F-1
EXHIBIT G    SARBANES-OXLEY CERTIFICATES ......................              G-1
EXHIBIT H    FORM OF BACK-UP CERTIFICATION OF SECURITIES
             ADMINISTRATOR ....................................              H-1
EXHIBIT I    FORM OF BACKUP CERTIFICATION OF SERVICER .........              I-1
SCHEDULE I   REPRESENTATIONS AND WARRANTIES OF WILSHIRE .......     Schedule I-1
SCHEDULE II  REPRESENTATIONS AND WARRANTIES OF Litton .........    Schedule II-1
SCHEDULE III REPRESENTATIONS AND WARRANTIES OF THE MASTER
             SERVICER .........................................   Schedule III-1
SCHEDULE IV  item on form 8-k .................................    Schedule IV-1
SCHEDULE V   item on form 10-d ................................     Schedule V-1
SCHEDULE VI  item on form 10-k ................................    Schedule VI-1

     This is a Mortgage Loan Servicing Agreement, dated as of May 1, 2007 (this "Servicing Agreement"), by and among Wilshire Credit Corporation, as a servicer ("Wilshire" and a "Servicer"), Litton Loan Servicing LP, as a servicer ("Litton" and a "Servicer"), LaSalle Bank National Association, as master servicer (the "Master Servicer") and as securities administrator (the "Securities Administrator"), Merrill Lynch Mortgage Investors Trust, Series 2007-SL1 (the "Issuing Entity"), Citibank, N.A., as indenture trustee (in such capacity, the "Indenture Trustee"), Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), and Merrill Lynch Mortgage Lending, Inc., as sponsor (the "Sponsor").

                                WITNESSETH THAT:

     WHEREAS, pursuant to the terms of the Mortgage Loan Purchase Agreement ("MLPA"), dated as of April 1, 2007, by and between the Sponsor, as seller, and the Depositor, as purchaser, the Sponsor has sold to the Depositor the Mortgage Loans together with the Mortgage Files on the Closing Date and thereafter all Additional Balances created on or after the Cut-off Date;

     WHEREAS, pursuant to the Trust Agreement, dated as of May 11, 2007, by and between the Depositor and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), the Depositor will sell the Mortgage Loans and all of its rights under the MLPA to the Issuing Entity, together with the Mortgage Files on the Closing Date and thereafter all Additional Balances relating thereto created on or after the Cut-off Date;

     WHEREAS, pursuant to the terms of the Trust Agreement, the Issuing Entity will issue and transfer the Certificates to the Depositor;

     WHEREAS, pursuant to the terms of the Indenture, the Issuing Entity will issue and transfer the Notes to the Depositor; and

     WHEREAS, pursuant to the terms of this Servicing Agreement, Wilshire and Litton will service the related Mortgage Loans directly or through one or more Subservicers and the Master Servicer will master servicer the Mortgage Loans serviced by Wilshire and Litton hereunder and by Countrywide Home Loans Servicing LP ("Countrywide" and, together with Wilshire and Litton, the "Servicers") under the Assignment, Assumption and Recognition Agreement, dated as of May 11, 2007, among Merrill Lynch Credit Corporation, the Sponsor, Countrywide, the Indenture Trustee and the Master Servicer (the "Countrywide AAR") and the Flow Servicing Agreement, dated as of August 8, 2006, by and between Merrill Lynch Credit Corporation, as owner, the Sponsor, as owner, Countrywide, as servicer (together with the Countrywide AAR, the "Countrywide Servicing Agreement");

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

     Section 1.01 Definitions.

     For all purposes of this Servicing Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture, dated as of May 11, 2007 (the "Indenture"), among the Issuing Entity, the Indenture Trustee and the Securities Administrator, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

     Section 1.02 Other Definitional Provisions.

          (a) All terms defined in this Servicing Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (b) As used in this Servicing Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Servicing Agreement or in any such certificate or other document, and accounting terms partly defined in this Servicing Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Servicing Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Servicing Agreement or in any such certificate or other document shall control.

          (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Servicing Agreement shall refer to this Servicing Agreement as a whole and not to any particular provision of this Servicing Agreement; section and exhibit references contained in this Servicing Agreement are references to sections and exhibits in or to this Servicing Agreement unless otherwise specified; and the term "including" shall mean "including without limitation;" "or" shall include "and/or;" and the term "proceeds" shall have the meaning ascribed thereto in the UCC.

          (d) The definitions contained in this Servicing Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

          (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     Section 2.01 Representations and Warranties Regarding Wilshire, Litton and the Master Servicer.

     Each of Wilshire and Litton makes the representations and warranties set forth in Schedule I and II, respectively, to the Master Servicer, the Securities Administrator, the Issuing Entity, the Indenture Trustee, the Depositor and the Sponsor as of the Closing Date. The Master Servicer makes the representations and warranties set forth in Schedule III to the Issuing Entity, the Indenture Trustee, the Depositor, the Sponsor and the Servicers.

     Section 2.02 Representations and Warranties of the Issuing Entity.

     The Issuing Entity hereby represents and warrants to the other parties hereto, as of the Closing Date that:

          (a) The Issuing Entity is a statutory trust duly formed and in good standing under the laws of the State of Delaware and has full power, authority and legal right to execute and deliver this Servicing Agreement and to perform its obligations under this Servicing Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Servicing Agreement; and

          (b) The execution and delivery by the Issuing Entity of this Servicing Agreement and the performance by the Issuing Entity of its obligations under this Servicing Agreement will not violate any provision of any law or regulation governing the Issuing Entity or any order, writ, judgment or decree of any court, arbitrator or governmental authority or agency applicable to the Issuing Entity or any of its assets. Such execution, delivery, authentication and performance will not conflict with, or result in a breach or violation of, any mortgage, deed of trust, lease or other agreement or instrument to which the Issuing Entity is bound.

     Section 2.03 Breaches of Representations and Warranties; Notice.

          (a) The representations and warranties of the Sponsor with respect to the Mortgage Loans contained in the MLPA were made as of the Closing Date. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of a representation or warranty of the Sponsor under the MLPA, the obligations of the Sponsor under the MLPA shall be enforced against the Sponsor as set forth in the MLPA.

          (b) Upon discovery by any of the Depositor, any Servicer, the NIMs Insurer, the Master Servicer, the Securities Administrator or the Indenture Trustee of a breach of any of such representations and warranties that adversely and materially affects the value of the related Mortgage Loan, Prepayment Charges or the interests of the Securityholders, the party discovering such breach shall give prompt written notice to the other parties. Within ninety (90) days of the discovery of such breach of any representation or warranty, the Sponsor shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Issuing Entity at the Purchase Price or (c) within the two (2) year period following the Closing Date, substitute a Replacement Mortgage Loan for the affected Mortgage Loan. In the event of discovery of a breach of any representation and warranty of the Sponsor, the Indenture Trustee's rights shall be enforced under the MLPA for the benefit of the NIMs Insurer and the Securityholders. If a breach of the representations and warranties set forth in a MLPA exists solely due to the unenforceability of a Prepayment Charge, the Indenture

Trustee (if it has had actual notice thereof), the Sponsor, the Depositor or the other party having notice thereof shall notify the Master Servicer and the related Servicer thereof and not seek to enforce the repurchase remedy provided for herein unless such Mortgage Loan is not current. In the event that such breach relates solely to the unenforceability of a Prepayment Charge, amounts received in respect of such indemnity up to the amount of such Prepayment Charge shall be distributed pursuant to Section 3.06 of the Indenture. As provided in the MLPA, if the Sponsor substitutes for a Mortgage Loan for which there is a breach of any representations and warranties in the MLPA which adversely and materially affects the value of such Mortgage Loan and such substitute mortgage loan is not a Replacement Mortgage Loan, under the terms of the MLPA, the Sponsor will, in exchange for such substitute Mortgage Loan, (i) provide the applicable Purchase Price for the affected Mortgage Loan or (ii) within two years of the Closing Date, substitute such affected Mortgage Loan with a Replacement Mortgage Loan. Any such substitution shall not be effected prior to the additional delivery to the Custodian of a Request for Release substantially in the form of Exhibit C and shall not be effected unless it is within two years of the Startup Day. The Sponsor indemnifies and holds the Issuing Entity, the Indenture Trustee, the Depositor, the Master Servicer, the Servicers, the NIMs Insurer, the Custodian and each Securityholder harmless against any and all taxes, claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Issuing Entity, the Indenture Trustee, the Depositor, the Master Servicer, the Servicers, the NIMs Insurer, the Custodian and each Securityholder may sustain in connection with any actions of the Sponsor relating to a repurchase of a Mortgage Loan other than in compliance with the terms of this Section 2.03 and the MLPA, to the extent that any such action causes (i) any federal or state tax to be imposed on the Issuing Entity or any REMIC provided for in the Indenture, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup day" under Section 860G(d)(1) of the Code, or (ii) any REMIC created pursuant to the Indenture to fail to qualify as a REMIC at any time that any Certificate is outstanding. In furtherance of the foregoing, if the Sponsor is not a member of MERS and repurchases a Mortgage Loan which is registered on the MERS System, the Sponsor, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to the Sponsor and shall cause such Mortgage to be removed from registration on the MERS System in accordance with MERS' rules and regulations.

     With respect to any Mortgage Loan repurchased by the Sponsor pursuant to the MLPA, the principal portion of the funds received in respect of such repurchase of a Mortgage Loan by the related Servicer or the Sponsor will be considered a Principal Prepayment and shall be deposited in the Collection Account pursuant to Section 3.05 of this Servicing Agreement or the MLPA, as applicable. Upon receipt by the Indenture Trustee of notice from the related Servicer, of receipt by such Servicer of the full amount of the Purchase Price for a Deleted Mortgage Loan, and upon receipt by the Custodian of the Mortgage File for a Replacement Mortgage Loan substituted for a Deleted Mortgage Loan and a Request for Release, the Custodian shall release to the Sponsor the related Mortgage File for the Deleted Mortgage Loan and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as shall be necessary to vest in such party or its designee or assignee title to any Deleted Mortgage Loan released pursuant hereto, free and clear of all security interests, liens and other encumbrances created by this Servicing Agreement, which instruments shall be prepared by the Depositor or the Sponsor and the Indenture Trustee shall have no further responsibility with respect to the Mortgage File relating to such Deleted Mortgage Loan.

     With respect to each Replacement Mortgage Loan to be delivered to the Custodian pursuant to the terms of this Article II in exchange for a Deleted Mortgage Loan: (i) the Sponsor must deliver to such Custodian the Mortgage File for the Replacement Mortgage Loan containing the documents set forth in Section
3.01 of the Trust Agreement along with a written certification certifying as to the Mortgage Loan satisfying all requirements under the definition of Replacement Mortgage Loan and the delivery of such Mortgage File; and (ii) the Depositor will be deemed to have made, with respect to such Replacement Mortgage Loan, each of the representations and warranties made by it with respect to the related Deleted Mortgage Loan. The Custodian shall review the Mortgage File with respect to each Replacement Mortgage Loan and certify to the Depositor that all documents required by Section 3.01 of the Trust Agreement have been executed and received.

     For any month in which the Sponsor substitutes one or more Replacement Mortgage Loans for one or more Deleted Mortgage Loans, the Sponsor will determine the amount (if any) by which the aggregate principal balance of all such Replacement Mortgage Loans as of the date of substitution and the aggregate Prepayment Charges with respect to such Replacement Mortgage Loans is less than the aggregate Stated Principal Balance (after application of the principal portion of the Scheduled Payment due in the month of substitution) and aggregate Prepayment Charges of all such Deleted Mortgage Loans. An amount equal to the aggregate of the deficiencies described in the preceding sentence (such amount, the "Substitution Adjustment Amount") plus an amount equal to any unreimbursed costs, penalties and/or damages incurred by the Issuing Entity in connection with any violation relating to such Deleted Mortgage Loan of any predatory or abusive lending law shall be remitted by the Sponsor to the Securities Administrator for deposit into the Payment Account on the Determination Date for the Payment Date relating to the Prepayment Period during which the related Mortgage Loan became required to be purchased or replaced hereunder.

     Notwithstanding any other provision of this Servicing Agreement, the right to repurchase or substitute Mortgage Loans pursuant to this Article II shall be subject to the additional limitations that no substitution of a Replacement Mortgage Loan for a Deleted Mortgage Loan or repurchase of a Mortgage Loan shall be made unless the Indenture Trustee, the NIMs Insurer and the Master Servicer shall have received an Opinion of Counsel (at the expense of the party seeking to make the substitution or the repurchase) that, under current law, such substitution will not (A) affect adversely the status of any REMIC established pursuant to the Indenture as a REMIC, or of the related "regular interests" as "regular interests" in any such REMIC, or (B) cause any such REMIC to engage in a "prohibited transaction" or prohibited contribution pursuant to the REMIC Provisions.

     The Master Servicer shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Servicing Agreement and the substitution of the Replacement Mortgage Loan or Replacement Mortgage Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the NIMs Insurer. Upon such substitution by the Sponsor, such Replacement Mortgage Loan or Replacement Mortgage Loans shall constitute part of the Mortgage Pool and shall be subject in all respects to the terms of this Servicing Agreement and the applicable MLPA, including all applicable representations and warranties thereof included in the applicable MLPA as of the date of substitution.

          (c) It is understood and agreed that the representations, warranties and indemnification (i) set forth in this Section 2.03 and (ii) of the Sponsor and the Depositor set forth in the MLPA and assigned to the Indenture Trustee by the Depositor hereunder shall each survive delivery of the Mortgage Files and the Assignment of Mortgage of each Mortgage Loan to the Custodian and shall continue throughout the term of this Servicing Agreement.

          (d) The Depositor shall deliver a copy of the Mortgage Loan Schedule to the Master Servicer on the Closing Date.

          (e) Upon discovery by the Depositor, the NIMs Insurer, any Servicer, the Master Servicer, the Securities Administrator or the Indenture Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within five Business Days of discovery) give written notice thereof to the other parties. In connection therewith, the Depositor shall, at the Depositor's option, either (i) substitute, if the conditions in
Section 2.03(b) with respect to substitutions are satisfied, a Replacement Mortgage Loan for the affected Mortgage Loan, or (ii) repurchase the affected Mortgage Loan within ninety (90) days of such discovery in the same manner as it would a Mortgage Loan for a breach of representation or warranty contained in this Section 2.03. The Indenture Trustee, upon the written direction of the Depositor, shall reconvey to the Depositor the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in this Section 2.03.

          (f) The Depositor shall notify the Servicers, the Master Servicer, the Securities Administrator and the Trustee when any NIM Notes are issued and when such NIM Notes are no longer outstanding and whether such NIM Notes are insured by a NIMs Insurer and the contact information of the NIMs Insurer.

                                   ARTICLE III

                      ADMINISTRATION AND SERVICING OF LOANS

     Section 3.01 Servicers to Service Mortgage Loans.

     For and on behalf of the Securityholders, the Servicers shall service and administer the Mortgage Loans in accordance with the Accepted Servicing Practices. In connection with such servicing and administration, the Servicers shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02 hereof, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof (i) to execute and deliver, on behalf of the Securityholders and the Indenture Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Servicing Agreement), (iii) to collect any Insurance Proceeds and other Liquidation Proceeds and (iv) subject to Section 3.12(a), to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided that, subject to Section 6.03, neither Servicer shall take any action that is inconsistent with or prejudices the interests of the Issuing Entity or the Securityholders in any Mortgage Loan serviced by it under this Servicing Agreement or the rights and interests of the other parties to this Servicing Agreement except as otherwise required by this Servicing Agreement or by law. Notwithstanding anything in this Servicing Agreement to the contrary, neither Servicer shall make or permit any modification, waiver or amendment of any term of any Mortgage Loan which would cause any of the REMICs provided for in the Indenture to fail to qualify as a REMIC or result in the imposition of any tax under Section 860G(a) or 860G(d) of the Code. The Servicers shall represent and protect the interest of the Trust Estate in the same manner as it currently protects its own interest in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan, but in any case not in any manner that is a lesser standard than that provided in the first sentence of this Section 3.01. Without limiting the generality of the foregoing, each Servicer, in its own name or in the name of the Depositor and the Indenture Trustee, is hereby authorized and empowered by the Depositor and the Indenture Trustee, when such Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Indenture Trustee, the Depositor, the Securityholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, subordinations and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Securityholders. Each Servicer shall prepare and deliver to the Depositor, the Securities Administrator and/or the Indenture Trustee such documents requiring execution and delivery by any or all of them as are necessary or appropriate to enable such Servicer to service and administer the Mortgage Loans, to the extent that such Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor, the Securities Administrator and/or the Indenture Trustee shall execute such documents and deliver them to such Servicer. For purposes of this Section 3.01, the Indenture Trustee hereby grants to each Servicer a limited power of attorney (in the form of Exhibit B) to execute and file any and all documents necessary to fulfill the obligations of each Servicer under this Section 3.01.

     The Mortgage Loans identified in Exhibit B-2 shall be subject to the foreclosure restrictions described in this paragraph. In the event that any Mortgage Loan that is subject to foreclosure restriction goes into foreclosure, Litton will not be permitted to acquire title to the Mortgaged Property underlying such loan on behalf of the related REMIC. In the event that any Mortgage Loan that is subject to foreclosure restriction goes into foreclosure, Wilshire will not be permitted to acquire title to the Mortgaged Property underlying such loan on behalf of the related REMIC if acquiring title to such Mortgaged Property would cause the aggregate adjusted basis (for federal income tax purposes) of all Mortgaged Properties that are currently owned by the related REMIC which were acquired in respect of loans subject to foreclosure restriction (along with any other assets owned by that REMIC other than "qualified mortgages" and "permitted investments" within the meaning of Section 860G of the Internal Revenue Code) to exceed 0.75% of the aggregate adjusted basis of all of the assets in the related REMIC. Instead, Wilshire will be required to dispose of such Mortgage Loan for cash in the foreclosure sale. In addition, if Wilshire determines that, following the distributions on any Payment Date, the aggregate adjusted basis of Mortgaged Properties acquired in respect of loans subject to foreclosure restriction (along with any other assets owned by the related REMIC other than "qualified mortgages" and "permitted investments" within the meaning of Section 860G of the Internal Revenue Code) would exceed 1.0% of the aggregate adjusted basis of all of the assets of the related REMIC immediately after giving effect to such distributions, then, prior to such Payment Date, Wilshire will dispose of a sufficient amount of such Mortgaged Properties for cash such that the aggregate adjusted basis of such Mortgaged Properties (along with any other assets owned by the related REMIC other than

"qualified mortgages" and "permitted investments" within the meaning of Section 860G of the Internal Revenue Code) will be less than 1.0% of the aggregate adjusted basis of all of the assets of the related REMIC. In either event, a Servicer will be permitted to acquire (for its own account and not on behalf of the Trust) any Mortgaged Property in foreclosure at the foreclosure sale for an amount not less than the greater of: (i) the highest amount bid by any other person at the foreclosure sale, or (ii) the estimated fair value of the Mortgaged Property, as determined by such Servicer in good faith. These foreclosure restrictions will be lifted with respect to a Mortgage Loan if the Mortgage Loan becomes current for three consecutive regular scheduled monthly payments.

     Upon request of a Servicer, the Indenture Trustee shall furnish such Servicer with any powers of attorney and other documents in form as provided to it necessary or appropriate to enable such Servicer to service and administer the Mortgage Loans. The Indenture Trustee shall not be responsible for and the Servicer shall indemnify the Indenture Trustee for any misuse of any power of attorney to the extent indemnification by such Servicer is required by Section
3.25 and provided that such Servicer shall have no obligation to indemnify the Indenture Trustee for such action to the extent such action was taken pursuant to and in accordance with specific written instructions from the Indenture Trustee, which instructions are not based on such Servicer's recommendations or proposals. Notwithstanding anything contained herein to the contrary, no Servicer shall without the Indenture Trustee's written consent, hire or procure counsel to represent the Indenture Trustee without indicating its representative capacity.

     The Servicers shall not be required to make any Servicing Advance with respect to a Mortgage Loan that is 150 days or more delinquent.

     The Servicers, the Master Servicer and the Securities Administrator shall have at least thirty (30) days' notice of the appointment of a NIMs Insurer prior to being required to deliver any notices pursuant to this Agreement to such NIMs Insurer.

     The Servicers and the Securities Administrator shall receive notice at least ten (10) days prior to the issuance of any NIM Notes.

     The Servicers shall deliver a list of Servicing Officers to the Master Servicer and the Indenture Trustee by the Closing Date.

     Each Servicer further is authorized and empowered by the Issuing Entity and the Indenture Trustee, on behalf of the Securityholders and the Indenture Trustee, in its own name or in the name of the Sub-Servicer, when such Servicer or the Sub-Servicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS System, or cause the removal from the registration of any Mortgage Loan on the MERS System, to execute and deliver, on behalf of the Issuing Entity and the Indenture Trustee and the

Securityholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Indenture Trustee and its successors and assigns. Any reasonable expenses incurred in connection with the actions described in the preceding sentence or as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, shall be subject to withdrawal by the related Servicer from the related Collection Account (provided that such expenses constitute "unanticipated expenses" within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(ii)).

     With respect to any Mortgage Loan, the related Servicer may consent to the refinancing of the prior senior lien relating to such Mortgage Loan, provided that the following requirements are met:

          (a) the resulting Combined Loan-to-Value Ratio of such Mortgage Loan is no higher than the Combined Loan-to-Value Ratio prior to such refinancing;

          (b) the interest rate for the loan evidencing the refinanced senior lien is no more than 2.0% higher than the interest rate on the loan evidencing the existing senior lien immediately prior to the date of such refinancing; and

          (c) the loan evidencing the refinanced senior lien is not subject to negative amortization.

     Notwithstanding the foregoing, the restriction in clauses (a) - (c) shall not be applicable if the Mortgage Loan is in default or, in the judgment of the related Servicer, such default is reasonably foreseeable.

     In connection with any modification pursuant to this Section and to the extent there are any unreimbursed Advances or Servicing Advances with respect to the related Mortgage Loan, the related Servicer shall reimburse itself for such amounts from the Collection Account.

     Section 3.02 Servicing and Subservicing; Enforcement of the Obligations of the Servicers.

          (a) Each Servicer may arrange for the subservicing of any Mortgage Loan by a subservicer, which may be an affiliate, pursuant to a subservicing agreement (each, a "Subservicing Agreement"); provided, however, that (i) such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loans in a manner consistent with the servicing arrangements contemplated hereunder, (ii) that such agreement would not result in a withdrawal or downgrading by any Rating Agency of the ratings of any Securities or any of the NIM Notes and (iii) the NIMs Insurer shall have consented to such Subservicing Agreement, which consent shall not be unreasonably withheld. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Servicing Agreement relating to agreements or arrangements between a Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, such Servicer shall remain obligated and liable to the Depositor, the Master Servicer, the Indenture Trustee and the Securityholders for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Servicing Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if such Servicer alone were servicing and administering the Mortgage Loans. Every Subservicing Agreement entered into by any Servicer shall contain a provision giving any successor servicer the option to terminate such agreement, with the consent of the NIMs Insurer (which consent shall not be unreasonably withheld), in the event a successor servicer is appointed. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as an agent of the related Servicer with the same force and effect as if performed directly by such Servicer. Each Servicer shall deliver to the NIMs Insurer and the Master Servicer copies of such Servicer's Subservicing Agreements. The Indenture Trustee, the Master Servicer and the Securities Administrator shall have no obligations, duties or liabilities with respect to a Subservicer, including, without limitation, any obligation, duty or liability to monitor such Subservicer or to pay a Subservicer's fees and expenses.

          (b) For purposes of this Servicing Agreement, the Servicers shall be deemed to have received any collections, recoveries or payments with respect to the related Mortgage Loan that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to such Servicer.

          (c) Each Servicer shall not permit a Subservicer to perform any servicing responsibilities hereunder with respect to the Mortgage Loans unless that Subservicer, if required by Section 3.17, first agrees in writing with such Servicer to deliver an Assessment of Compliance and an Accountant's Attestation in such manner and at such times that permits such Servicer to comply with
Section 3.17 of this Servicing Agreement.

     Section 3.03 Rights of the Depositor and the Indenture Trustee in Respect of the Servicers.

     None of the Securities Administrator, the Master Servicer, the Indenture Trustee or the Depositor shall have any responsibility or liability for any action or failure to act by the Servicers, and none of them is obligated to supervise the performance of the Servicers hereunder or otherwise except, with respect to the Master Servicer, as expressly provided herein.

     Section 3.04 Master Servicer to Act as Servicer.

     Subject to Sections 6.04 and 7.02, in the event that any Servicer shall for any reason no longer be a servicer hereunder or Countrywide shall for any reason no longer be the servicer under the Countrywide Servicing Agreement (in both cases, including by reason of an Event of Default), the Master Servicer or its designee shall, within a period of time not to exceed ninety (90) days from the date of notice of termination or resignation, thereupon assume all of the rights and obligations of such Servicer hereunder arising thereafter (except that the Master Servicer shall not be (i) liable for losses arising out of any acts or omissions of the predecessor servicer hereunder, (ii) obligated to make Advances or Servicing Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder, including pursuant to Section 2.03 hereof, (iv) responsible for any expenses of such Servicer pursuant to Section 2.03 or (v) deemed to have made any representations and warranties hereunder or under the Countrywide Servicing Agreement, including pursuant to Section 2.01 or the first paragraph of Section 6.02 hereof; provided, however that the Master Servicer (subject to clause (ii) above) or its designee, in its capacity as the successor servicer, shall, if such servicer is a Servicer hereunder, immediately assume the terminated or resigning Servicer's obligation to make Advances and Servicing Advances). No such termination or resignation shall affect any obligation of the related Servicer to pay amounts owed under this Servicing Agreement and to perform its duties under this Servicing Agreement until its successor assumes all of its rights and obligations hereunder. If a Servicer hereunder shall for any reason no longer be a servicer (including by reason of any Event of Default), the Master Servicer (or any other successor servicer) may, at its option, succeed to any rights and obligations of the related Servicer under any subservicing agreement in accordance with the terms thereof; provided, however, that the Master Servicer (or any other successor servicer) shall not incur any liability or have any obligations in its capacity as servicer under a subservicing agreement arising prior to the date of such succession unless it expressly elects to succeed to the rights and obligations of such Servicer thereunder; and such Servicer shall not thereby be relieved of any liability or obligations under the subservicing agreement arising prior to the date of such succession. To the extent any costs or expenses, including without limitation, Servicing Transfer Costs incurred by the Master Servicer in connection with this Section 3.04 or Section 7.02, are not paid by the related Servicer pursuant to this Servicing Agreement within thirty (30) days of the date of the Master Servicer's invoice thereof, such amounts shall be payable out of the Payment Account; provided that if such Servicer has been terminated by reason of an Event of Default, the terminated servicer shall reimburse the Issuing Entity for any such expense incurred by the Issuing Entity upon receipt of a reasonably detailed invoice evidencing such expenses. If the Master Servicer is unwilling or unable to act as servicer, the Master Servicer shall seek to appoint a successor servicer that is eligible in accordance with the criteria specified in this Servicing Agreement and reasonably acceptable to the NIMs Insurer.

     The Servicers shall, upon request of the Master Servicer, but at the expense of the related Servicer if such Servicer has been terminated by reason of an Event of Default, deliver to the assuming party all documents and records relating to each subservicing agreement and the Mortgage Loans then being serviced and otherwise use its best efforts to effect the orderly and efficient transfer of the subservicing agreement to the assuming party.

     Section 3.05 Collection of Mortgage Loan Payments; Collection Account; Master Servicer Collection Account; Payment Account.

          (a) The Servicers shall make reasonable efforts in accordance with Accepted Servicing Practices to collect all payments called for under the terms and provisions of the Mortgage Loans to the extent such procedures shall be consistent with this Servicing Agreement and the terms and provisions of any related Required Insurance Policy. Consistent with the foregoing, each Servicer may in its discretion (i) waive any late payment charge or, if applicable, any default interest charge, or (ii) subject to Section 3.01, extend the due dates for payments due on a Mortgage Note for a period not greater than 180 days; provided, however, that any extension pursuant to clause (ii) above shall not affect the amortization schedule of any Mortgage Loan for purposes of any computation hereunder, except as provided below; provided, further, that the NIMs Insurer's prior written consent shall be required for any modification, waiver or amendment after the Cut-off Date if the aggregate number of outstanding Mortgage Loans which have been modified, waived or amended exceeds 5% of the number of Mortgage

Loans as of the Cut-Off Date. In the event of any such arrangement pursuant to clause (ii) above, subject to Article IV herein, the related Servicer shall make any Advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. Notwithstanding the foregoing (and without being subject to the 5% limitation of the second prior sentence), in the event that any Mortgage Loan is in default or, in the judgment of such Servicer, such default is reasonably foreseeable, such Servicer, consistent with the standards set forth in Section 3.01, may also waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Rate, forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan), accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of such Mortgage Loan, or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor (any and all such waivers, modifications, variances, forgiveness of principal or interest, postponements, or indulgences collectively referred to herein as "forbearance"), provided, however, that in determining which course of action permitted by this sentence it shall pursue, such Servicer shall adhere to the standards of Section 3.01. The relevant Servicer's analysis supporting any forbearance and the conclusion that any forbearance meets the standards of
Section 3.01 shall be reflected in writing in the Mortgage File.

     With respect to Mortgage Loans affected by a hurricane or other natural disaster, if the Mortgaged Property is located in public and individual assistance counties, as designated by Federal Emergency Management Agency (as set forth on its website www.fema.gov), the related Servicer (or the related Subservicer, if such Servicer is no longer servicing Mortgage Loans), may, at its sole option, cease collection activities, charging late fees and credit reporting activity for all Mortgagors in such counties for a period of time and, if reasonably prudent, may extend such period as long as it deems necessary. In addition, the related Servicer (or the related Subservicer, if applicable) may suspend all foreclosure and bankruptcy activity relating to such Mortgage Loans for a period of time and, if reasonably prudent, may extend such period as long as it deems necessary.

          (b) The Servicers will not waive any Prepayment Charge or portion thereof unless, (i) the enforceability thereof shall have been limited by bankruptcy, insolvency, moratorium, receivership or other similar laws relating to creditors' rights generally or is otherwise prohibited by law, or (ii) the collectability thereof shall have been limited due to acceleration in connection with a foreclosure or other involuntary payment, or (iii) the related Servicer has not been provided with information sufficient to enable it to collect the Prepayment Charge, or (iv) in the related Servicer's reasonable judgment as described in Section 3.01 hereof, (x) such waiver relates to a default or a reasonably foreseeable default, (y) such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Charge and related Mortgage Loan and (z) doing so is standard and customary in servicing similar Mortgage Loans (including any waiver of a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is related to a default or a reasonably foreseeable default), (v) the collection of the Prepayment Charge or of a similar type of prepayment premium would be considered "predatory" or "illegal" pursuant to written guidance published by any applicable federal, state or local regulatory authority having jurisdiction over such matters or has been challenged by any such authority; or (vi) unless the Depositor has notified the related Servicer that NIM Notes have been issued, there is a certified class action in which a similar type of prepayment premium is being challenged. Except as provided in the preceding sentence, in no event will the related Servicer waive a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default. If a Servicer waives or does not collect all or a portion of a Prepayment Charge relating to a Principal Prepayment in full or in part due to any action or omission of such Servicer, other than as provided above, such Servicer shall deposit the amount of such Prepayment Charge (or such portion thereof as had been waived for deposit) into the related Collection Account for distribution in accordance with the terms of this Servicing Agreement.

          (c) The Servicers shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

          (d) Each Servicer shall establish and initially maintain so long as it is acting as a servicer hereunder, on behalf of the Securityholders, a Collection Account, in the name of the Indenture Trustee for the benefit of the Securityholders. Each Servicer shall deposit into such Collection Account, within two (2) Business Days after proper cash application of such funds thereof, in immediately available funds, the following payments and collections received or made by it on and after the Cut-off Date with respect to the Mortgage Loans:

               (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans, other than principal due on the Mortgage Loans on or prior to the Cut-off Date;

               (ii) all payments on account of interest on the Mortgage Loans net of the Servicing Fee permitted under Section 3.15, other than (x) interest due on the Mortgage Loans on or prior to the Cut-off Date and (y) Prepayment Interest Excess;

               (iii) all Liquidation Proceeds, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to either the Mortgagor or the holder of a senior lien on the Mortgaged Property in accordance with the related Servicer's normal servicing procedures;

               (iv) all Subsequent Recoveries;

               (v) all Compensating Interest;

               (vi) any amount required to be deposited by the Servicer pursuant to Section 3.05(g) in connection with any losses on Permitted Investments;

               (vii) any amounts required to be deposited by the Servicer pursuant to Section 3.10 hereof;

               (viii) all Advances made by the Servicer pursuant to Section 4.01 hereof;

               (ix) all Prepayment Charges; and

               (x) any other amounts required to be deposited hereunder.

     The foregoing requirements for remittance by each Servicer into its Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, all servicing related fees, including all late payment charges, insufficient funds charges and payments in the nature of assumption fees (i.e. fees related to the assumption of a Mortgage Loan upon the purchase of the related Mortgaged Property, modification fees, extension fees and other similar ancillary fees and charges (other than Prepayment Charges) if collected, and any Prepayment Interest Excess) need not be remitted by such Servicer. Rather, such fees and charges may be retained by the related Servicer as additional servicing compensation. In the event that a Servicer hereunder shall remit any amount not required to be remitted and not otherwise subject to withdrawal pursuant to Section 3.08 hereof, it may at any time withdraw or direct the Securities Administrator, or such other institution maintaining its Collection Account, to withdraw such amount from its Collection Account, any provision herein to the contrary notwithstanding. Each Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section. All funds deposited by each Servicer in its Collection Account shall be held in trust for the Securityholders until withdrawn in accordance with Section 3.08. In no event shall the Securities Administrator or the Master Servicer incur liability for withdrawals from the related Collection Account at the direction of each Servicer hereunder.

     Each Servicer shall give notice to the Securities Administrator, the Master Servicer and the Indenture Trustee of the location of the Collection Account maintained by it when established and prior to any change thereof.

          (e) The Master Servicer shall establish and maintain, on behalf of the Securityholders, the Master Servicer Collection Account, in the name of the Indenture Trustee for the benefit of the Securityholders. The Master Servicer shall, within two (2) Business Days after proper cash application after receipt of funds from or on behalf of the related Servicer, deposit or cause to be deposited in the Master Servicer Collection Account and retain therein the following:

               (i) Any amounts withdrawn from a Protected Account or other permitted account;

               (ii) Any Monthly Advance and any Compensating Interest Payments;

               (iii) Any Insurance Proceeds, Liquidation Proceeds or Subsequent Recoveries received by or on behalf of the Master Servicer or which were not deposited in a Collection Account or other permitted account;

               (iv) The repurchase price with respect to any Mortgage Loans repurchased and all proceeds of any Mortgage Loans or property acquired in connection with the optional redemption of the Trust Estate;

               (v) Any amounts required to be deposited by the Master Servicer pursuant to Section 3.05(g) with respect to losses on Permitted Investments; and

               (vi) Any other amounts received by or on behalf of the Master Servicer and required to be deposited in the Master Servicer Collection Account pursuant to this Servicing Agreement.

     Any amounts received by the Master Servicer which are required to be deposited in the Master Servicer Collection Account by the Servicers may (but are not required to be) be invested for the benefit of the Master Servicer in Permitted Investments on the Business Day on which they were received. The requirements for remittance by the Servicers in Section 3.08 hereof and deposit by the Master Servicer into the Master Servicer Collection Account shall be exclusive. If a Servicer fails to remit any funds due by the time designated herein, that Servicer shall pay to the Master Servicer, for its own account, interest accrued on such funds at the prime rate as set forth in The Wall Street Journal from and including the applicable due date, to but excluding the day such funds are paid to the Master Servicer. In the event that either Servicer hereunder shall remit any amount not required to be remitted and not otherwise subject to withdrawal pursuant to Section 3.08 hereof, it may at any time withdraw such amount from the Master Servicer Collection Account, any provision herein to the contrary notwithstanding. All funds deposited in the Master Servicer Collection Account shall be held by the Master Servicer in trust for the Securityholders until disbursed in accordance with this Servicing Agreement or withdrawn in accordance with Section 3.08. In no event shall the Master Servicer incur liability for withdrawals from the Master Servicer Collection Account at the direction of a Servicer. The Master Servicer shall give notice to each Servicer of the location of the Master Servicer Collection Account maintained by it when established and prior to any change thereof.

     The Master Servicer shall give notice to the NIMs Insurer of the location of the Master Servicer Collection Account maintained by it when established and prior to any change thereof. Not later than twenty days after each Payment Date, the Master Servicer shall forward to the NIMs Insurer the most current available bank statement for the Master Servicer Collection Account.

          (f) The Securities Administrator shall establish and maintain, on behalf of the Securityholders, the Payment Account, in the name of the Indenture Trustee for the benefit of the Securityholders. The Securities Administrator shall, promptly upon receipt, deposit or cause to be deposited in the Payment Account and retain therein the following:

               (i) the aggregate amount withdrawn by the Master Servicer from the Master Servicer Collection Account for deposit in the Payment Account;

               (ii) any amount required to be deposited by the Securities Administrator pursuant to Section 3.05(g) in connection with any losses on Permitted Investments; and

               (iii) any amount received in connection with an Optional Redemption of the Notes.

     Any amounts received by the Securities Administrator which are required to be deposited in the Payment Account by the Master Servicer may be invested for the benefit of the Securities Administrator in Permitted Investments on the Business Day on which they were received. The foregoing requirements for remittance by the Master Servicer and deposit by the Securities Administrator into the Payment Account shall be exclusive. If the Master Servicer fails to remit any funds due by the time designated herein, the Master Servicer shall pay to the Securities Administrator, for its own account, interest accrued on such funds at the prime rate as set forth in The Wall Street Journal from and including the applicable due date, to but excluding the day such funds are paid to the Securities Administrator. In the event that the Master Servicer shall remit any amount not required to be remitted and not otherwise subject to withdrawal pursuant to Section 3.08 hereof, it may at any time withdraw such amount from the Payment Account, any provision herein to the contrary notwithstanding. All funds deposited in the Payment Account shall be held by the Securities Administrator in trust for the Securityholders until disbursed in accordance with this Servicing Agreement or withdrawn in accordance with Section 3.08. In no event shall the Securities Administrator incur liability for withdrawals from the Payment Account at the direction of the Master Servicer. The Securities Administrator shall give notice to the NIMs Insurer and the Master Servicer of the location of the Payment Account maintained by it when established and prior to any change thereof.

          (g) Each institution that maintains a Collection Account, the Master Servicer Collection Account and the Payment Account may but shall not be required to, invest the funds in each such account, as directed by either Servicer hereunder, the Master Servicer or the Securities Administrator, as applicable, in writing, in Permitted Investments, which shall mature not later than (i) in the case of the Collection Account, the Business Day preceding the related Servicer Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such Collection Account or is otherwise immediately available, then such Permitted Investment shall mature not later than the related Servicer Remittance Date), (ii) in the case of the Master Servicer Collection Account, the Business Day preceding the Deposit Date (except that if such Permitted Investment is an obligation of the institution that maintains such Master Servicer Collection Account or is otherwise immediately available, then such Permitted Investment shall mature not later than the Deposit Date) and (iii) in the case of the Payment Account, the Business Day immediately preceding the first Payment Date that follows the date of such investment (except that if such Permitted Investment is an obligation of the institution that maintains such Payment Account or is otherwise immediately available, then such Permitted Investment shall mature not later than such Payment Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the related Servicer or the Securities Administrator, as applicable, for the benefit of the Securityholders. All income and gain net of any losses realized from amounts on deposit in the related Collection Account, and any other benefits arising from the Collection Account, shall be for the benefit of the related Servicer as servicing compensation and shall be remitted to it monthly as provided herein. The amount of any losses incurred in the Collection Account in respect of any such investments shall be deposited by the related Servicer in the related Collection Account out of such Servicer's own funds immediately as realized. All income and gain net of any losses realized from amounts on deposit in the Master Servicer Collection Account, and any other benefits arising from the Master Servicer Collection Account, shall be for the benefit of the Master Servicer and shall be remitted to or withdrawn by it monthly as provided herein. The amount of any losses incurred in the Master Servicer Collection Account in respect of any such investments shall be deposited by the Master Servicer in the Master Servicer Collection Account out of the Master Servicer's own funds immediately as realized. All income and gain net of any losses realized from amounts on deposit in the Payment Account shall be for the benefit of the Securities Administrator and shall be remitted to or withdrawn by it monthly as provided herein. The amount of any losses incurred in the Payment Account in respect of any such investments shall be deposited by the Securities Administrator in the Payment Account out of the Securities Administrator's own funds immediately as realized.

     Section 3.06 [Reserved]

     Section 3.07 Access to Certain Documentation and Information Regarding the Mortgage Loans

     Upon reasonable advance notice in writing if required by federal regulation, each Servicer will provide to each Securityholder that is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Securityholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Securities; provided, that such Servicer shall be entitled to be reimbursed by each such Securityholder for actual expenses incurred by such Servicer in providing such reports and access.

     The Servicers may from time to time provide the Depositor or the Master Servicer, and any Person designated by the Depositor or Master Servicer, with reports and information regarding the Mortgage Loans, including without limitation, information requested by the Depositor or an originator of the Mortgage Loans for required institutional risk control. In addition, subject to limitations of applicable privacy laws, the Servicers may make public information regarding performance of the Mortgage Loans. Upon reasonable advance notice to the applicable Servicer and during regular business hours, the Master Servicer shall have the right to inspect and examine the books and records of a Servicer with respect to the Mortgage Loans.

     Section 3.08 Permitted Withdrawals from the Collection Account, the Master Servicer Collection Account and Payment Account

          (a) The Servicers may from time to time, make withdrawals from the related Collection Account for the following purposes:

               (i) to pay to the related Servicer (to the extent not previously paid to or withheld by such Servicer), as servicing compensation in accordance with Section 3.15, that portion of any payment of interest that equals the Servicing Fee for the period with respect to which such interest payment was made, and, as additional servicing compensation, those other amounts set forth in Section 3.15;

               (ii) to reimburse the related Servicer (or the Master Servicer as successor servicer) for Advances made by it (or to reimburse the advance financing person for Advances made by it) with respect to the Mortgage Loans, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on particular Mortgage Loan(s) (including, for this purpose, Condemnation Proceeds, Insurance Proceeds, Liquidation Proceeds) that represent late recoveries of payments of principal and/or interest on such particular Mortgage Loan(s) in respect of which any such Advance was made;

               (iii) to reimburse the related Servicer for any Non-Recoverable Advance previously made and any Non-Recoverable Servicing Advances previously made to the


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

extent that, in the case of Non-Recoverable Servicing Advances, reimbursement therefor constitutes "unanticipated expenses" within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(ii);

               (iv) to pay to the related Servicer earnings on or investment income with respect to funds in or credited to the related Collection Account;

               (v) to reimburse the related Servicer from Insurance Proceeds for Insured Expenses covered by the related Insurance Policy;

               (vi) [reserved];

               (vii) to pay the related Servicer (or the Master Servicer as successor servicer) any unpaid Servicing Fees and to reimburse it for any unreimbursed Servicing Advances (to the extent that reimbursement for Servicing Advances would constitute an "unanticipated expense" within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(ii)), the related Servicer's right to reimbursement of Servicing Advances pursuant to this subclause (vii) with respect to any Mortgage Loan being limited to amounts received on particular Mortgage Loan(s) (including, for this purpose, Liquidation Proceeds, purchase and repurchase proceeds and Subsequent Recoveries related to any Liquidated
Loan) that represent late recoveries of the payments for which such advances were made pursuant to Section 3.01 or Section 3.06;

               (viii) to pay to the Depositor or the related Servicer, as applicable, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.03 or 3.12, all amounts received thereon and not taken into account in determining the related Stated Principal Balance of such repurchased Mortgage Loan;

               (ix) to reimburse the related Servicer, the Master Servicer, the Securities Administrator or the Depositor for expenses incurred by any of them in connection with the Mortgage Loans or Securities and reimbursable pursuant to the provisions of this Servicing Agreement, the Countrywide Servicing Agreement or the Indenture provided that reimbursement therefor would constitute "unanticipated" expenses within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(ii);

               (x) to reimburse the Indenture Trustee or the Master Servicer for expenses and indemnities reasonably incurred in respect of a breach or defect giving rise to the purchase obligation in Section 2.03 that were incurred in the Purchase Price of the Mortgage Loans including any expenses arising out of the enforcement of the purchase obligation; provided that any such expenses will be reimbursable under this subclause (x) only to the extent that such expenses would constitute "unanticipated expenses" within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(ii) if paid by one of the REMICs provided for in the Indenture;

               (xi) to pay the related Servicer any unpaid Servicing Fees for any Mortgage Loan upon such Mortgage Loan being charged off and upon termination of the obligations of such Servicer;

               (xii) to withdraw pursuant to Section 3.05 any amount deposited in the Collection Account and not required to be deposited therein or amounts previously deposited but returned as unpaid due to insufficient funds or other denial by the related Mortgagor's banking institution;

               (xiii) to clear and terminate the Collection Account upon termination of this Servicing Agreement pursuant to Section 8.08 hereof;

               (xiv) to reimburse itself for Advances or Servicing Advances from amounts in the related Collection Account held for future distributions that were not included in Available Funds for the preceding Distribution Date. An amount equal to the amount withdrawn from the related Collection Account pursuant to this subclause (xiv) shall be deposited in such Collection Account by the related Servicer on the next succeeding Distribution Date on which funds are to be distributed to Certificateholders; and

               (xv) to reimburse itself from any amounts in the related Collection Account for any prior Advances or Servicing Advances made by the related Servicer that have not otherwise been reimbursed to such Servicer at the time a Mortgage Loan is modified.

     In addition, each Servicer will use commercially reasonable efforts to cause to be withdrawn from the related Collection Account no later than 2:30 p.m. New York City time, but in any case no later than 4:00 p.m. New York City time on the related Servicer Remittance Date, the Interest Funds and the Principal Funds (for this purpose only, neither Interest Funds nor Principal Funds shall include a deduction for any amount reimbursable to the Master Servicer, Securities Administrator or Indenture Trustee unless such amounts have actually been reimbursed from such funds at the discretion of the Master Servicer), to the extent on deposit, and such amount shall be deposited in the Master Servicer Collection Account; provided, however, if the Master Servicer does not receive such Interest Funds and Principal Funds by 4:00 p.m. on the related Servicer Remittance Date, the related Servicer shall pay, out of its own funds, interest on such amount at a rate equal to the "prime rate" as published by The Wall Street Journal at such time for each date or part thereof.

     Each Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the related Collection Account.

     Each Servicer shall provide written notification to the Master Servicer in the Remittance Report as set forth in Section 3.24 of this Servicing Agreement upon making any withdrawals from the related Collection Account pursuant to subclauses (iii) and (vii) above.

     Unless otherwise specified, any amounts reimbursable to any Servicer or the Securities Administrator from amounts on deposit in the Collection Account, Master Servicer Collection Account or the Payment Account shall be deemed to come from first, Interest Funds, and thereafter, Principal Funds for the related Payment Date.

          (b) (i) The Master Servicer will, from time to time on demand of a Servicer hereunder, the Indenture Trustee, the Custodian or the Securities Administrator, make or cause to be made such withdrawals or transfers from the Master Servicer Collection Account as the Master Servicer has designated for such transfer or withdrawal pursuant to the Indenture or other Operative Documents. The Master Servicer may clear and terminate the Master Servicer Collection Account pursuant to Section 3A.04 and remove amounts from time to time deposited in error.

               (ii) On an ongoing basis, the Master Servicer shall withdraw from the Master Servicer Collection Account (x) any expenses recoverable by the Indenture Trustee, Custodian, the Master Servicer or the Securities Administrator pursuant to this Servicing Agreement (or other Operative Documents), including but not limited to Sections 3A.02 and 3A.07, (y) the Master Servicing Fee and (z) any amounts payable to the Master Servicer.

               (iii) In addition, on or before each Deposit Date, the Master Servicer shall deposit in the Payment Account (or remit to the Securities Administrator for deposit therein) any Monthly Advances required to be made by the Master Servicer with respect to the Mortgage Loans.

               (iv) No later than 3:00 p.m. New York time on each Deposit Date, the Master Servicer will transfer all Available Funds on deposit in the Master Servicer Collection Account with respect to the related Payment Date to the Securities Administrator for deposit in the Payment Account.

               (v) The Master Servicer will from time to time, upon notification from Countrywide, remit available principal collections on the Payment Date in an amount equal to unreimbursed draws, including HELOC Draw Advances, due to Countrywide as of the end of the prior Due Period, pursuant to Section 3.03 of the Countrywide Servicing Agreement.

          (c) The Securities Administrator shall withdraw funds from the Payment Account for distribution to the Securityholders in the manner specified in the Indenture (and shall withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to retain pursuant to this Servicing Agreement). In addition, prior to making such distributions to the Securityholders, the Securities Administrator may from time to time make withdrawals from the Payment Account for the following purposes:

               (i) to withdraw pursuant to Section 3.05 any amount deposited in the Payment Account and not required to be deposited therein;

               (ii) to clear and terminate the Payment Account upon termination of the Servicing Agreement pursuant to Section 8.08 hereof (after paying all amounts necessary to the Indenture Trustee, the Securities Administrator, Master Servicer or any Servicer in connection with any such termination);

               (iii) to reimburse Countrywide for any unreimbursed draws due to it as of the end of the prior Due Period, to the extent not reimbursed out of the Master Servicer Collection Account pursuant to Section 3.08(b)(v) herein, pursuant to Section 3.03 of the Countrywide Servicing Agreement.

               (iv) to reimburse the Securities Administrator, the Custodian, the Master Servicer or the Indenture Trustee for any fees, expenses, disbursements and indemnification reimbursable pursuant to this Servicing Agreement, including without limitation Sections 3.04 and 6.03 hereof and
Section 6.07 in the Indenture; and
indemnification reimbursable pursuant to this Servicing Agreement, including without limitation Sections 3.04 and 6.03 hereof and Section 6.07 in the Indenture; and

               (v) to pay to the Securities Administrator earnings on or investment income with respect to funds in or credited to the Payment Account.

     Section 3.09 [Reserved]

     Section 3.10 [Reserved]

     Section 3.11 Enforcement of Due-On-Sale Clauses; Assumption Agreements

     When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the related Servicer shall, except as set forth below, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the related Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of such Servicer, is not enforceable under applicable law; provided, further, that such Servicer shall not take any action in relation to the enforcement of any "due-on-sale" clause that would adversely affect or jeopardize coverage under any Required Insurance Policy. An opinion of counsel, which shall be reimbursable as a Servicing Advance (to the extent it is an "unanticipated expense" within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(ii)), delivered to the Indenture Trustee, the Master Servicer, the Securities Administrator and the Depositor shall conclusively establish the reasonableness of the related Servicer's belief that any "due-on-sale" clause is not enforceable under applicable law. Notwithstanding the foregoing, no Servicer is required to exercise such rights with respect to a related Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise so required under such Mortgage Note or Mortgage as a condition to such transfer. In such event, the related Servicer shall make reasonable efforts to enter into an assumption and modification agreement with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the Mortgage, the Mortgagor remains liable thereon. If the foregoing is not permitted under applicable law, the related Servicer is authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Note. In addition to the foregoing, the related Servicer shall not be required to enforce any "due-on-sale" clause if in the reasonable judgment of such Servicer, such action would not be in the best interests of the Securityholders. The Mortgage Loan, as assumed, shall conform in all respects to the requirements, representations and warranties of this Servicing Agreement. The related Servicer shall notify the Master Servicer and the Custodian that any such assumption or substitution agreement has been completed and shall forward to the Custodian the original copy of such assumption or substitution agreement (indicating the Mortgage File to which it relates), which copy shall be added by the Custodian to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. The related

Servicer shall be responsible for recording any such assumption or substitution agreements. In connection with any such assumption or substitution agreement, the Monthly Payment on the related Mortgage Loan shall not be changed but shall remain as in effect immediately prior to the assumption or substitution, the stated maturity or outstanding principal amount of such Mortgage Loan shall not be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any fee collected by the related Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to such Servicer as additional servicing compensation.

     Notwithstanding the foregoing paragraph or any other provision of this Servicing Agreement, no Servicer hereunder shall be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any transfer or assumption which the related Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

     Section 3.12 Realization Upon Defaulted Mortgage Loans; Determination of Excess Proceeds; Special Loss Mitigation

          (a) The Servicers shall use reasonable efforts consistent with the servicing standard set forth in Section 3.01 to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of Delinquent payments. In connection with such foreclosure or other conversion, the related Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities and the requirements of the insurer under any Required Insurance Policy; provided, however, that such Servicer shall not be required to expend its own funds in connection with the restoration of any property that shall have suffered damage due to an uninsured cause unless it shall determine (i) that such restoration will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Collection Account pursuant to
Section 3.08 hereof). Each Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the proceeds of liquidation of the related Mortgaged Property, and, if applicable, as a Non-Recoverable Servicing Advance, as contemplated in Section 3.08 hereof.

     With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Indenture Trustee or its nominee (which nominee shall not be the Servicer). Pursuant to its efforts to sell such REO Property, each Servicer shall either itself or through an agent selected by such Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Securityholders, rent the same, or any part thereof, as such Servicer deems to be in the best interest of such Servicer and the Securityholders for the period prior to the sale of such REO Property. The related Servicer or an Affiliate thereof may receive usual and customary real estate referral fees for real estate brokers in connection with the listing and disposition of REO Property. The related Servicer shall prepare a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable each Servicer to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Collection Account no later than the close of business on each Determination Date. The related Servicer shall perform the tax reporting and withholding related to foreclosures, abandonments and cancellation of indebtedness income as specified by Sections 1445, 6050J and 6050P of the Code by preparing and filing such tax and information returns, as may be required. A copy of such statements and reports will be delivered to the Master Servicer by the Servicer.

     In the event that the Issuing Entity acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the related Servicer shall dispose of such Mortgaged Property prior to the expiration of three years from the end of the year of its acquisition by the Issuing Entity or, at the expense of the Issuing Entity, obtain, in accordance with applicable procedures for obtaining an automatic extension of the grace period, more than sixty (60) days prior to the day on which such three-year period would otherwise expire, an extension of the three-year grace period, in which case such property must be disposed of prior to the end of such extension, unless the Indenture Trustee and the NIMs Insurer shall have been supplied with an Opinion of Counsel (such Opinion of Counsel not to be an expense of the Master Servicer, Securities Administrator, the NIMs Insurer or the Indenture Trustee), to the effect that the holding by the Issuing Entity of such Mortgaged Property subsequent to such three-year period or extension will not result in the imposition of taxes on "prohibited transactions" of the Issuing Entity or any of the REMICs provided for in the Indenture as defined in section 860F of the Code or cause any of the REMICs provided for in the Indenture to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Issuing Entity may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel). Notwithstanding any other provision of this Servicing Agreement, no Mortgaged Property acquired by the Issuing Entity shall be held, rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Issuing Entity in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or (ii) subject the Issuing Entity or any REMIC provided for in the Indenture to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under section 860G(c) of the Code or otherwise, unless the related Servicer or the Depositor has agreed to indemnify and hold harmless the Indenture Trustee and the Trust Estate with respect to the imposition of any such taxes.

     The related Servicer agrees not to knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any of the REMICs provided for in the Indenture or result in the imposition of a tax upon any of the REMICs provided for in the Indenture. In the event that any REMIC provided for in the Indenture fails to qualify as a REMIC, loses its status as a REMIC or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the related Servicer of its duties and obligations set forth herein, such Servicer shall indemnify the Indenture Trustee, the Securities Administrator, the Master Servicer, the NIMs Insurer and the Issuing Entity against any and all losses resulting from such negligence; provided, however, that such Servicer shall not be liable for any such losses attributable to the action or inaction of the Indenture Trustee, the Master Servicer, the Securities Administrator, the Depositor, the NIMs Insurer or the holder of the residual interest in such REMIC, as applicable, nor for any such losses resulting from misinformation provided by the holder of the residual interest in such REMIC on which such Servicer has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the holder of the residual interest in such REMIC now or hereafter existing at law or in equity. Notwithstanding the foregoing, however, in no event shall the related Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Servicing Agreement, (2) for any losses other than those arising out of a negligent performance by such Servicer of its duties and obligations set forth herein, and (3) for any special or consequential damages to Securityholders (in addition to payment of principal and interest on the Securities).

     The Servicers shall have no liability for any losses resulting from a foreclosure on a second lien Mortgage Loan in connection with the foreclosure of the related first lien mortgage loan that is not a Mortgage Loan if the applicable Servicer does not receive notice of such foreclosure action.

     The decision of a Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by such Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any Mortgaged Properties acquired through foreclosure or other judicial proceeding, net of reimbursement to the related Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Advances, Servicing Advances and any management fee paid or to be paid with respect to the management of such Mortgaged Property, shall be applied to the payment of principal of, and interest on, the related defaulted Mortgage Loans (with interest accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Servicing Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the related Collection Account. To the extent the income received during a Prepayment Period is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan, such excess shall be considered to be a partial Principal Prepayment for all purposes hereof.

     Notwithstanding the foregoing provisions of this Section 3.12 or any other provision of this Servicing Agreement, with respect to any Mortgage Loan as to which the assistant vice president for foreclosures or the vice president of default management or analogous officer of a Servicer (other than Litton) has actual knowledge (which shall not be presumed due to any documents received by such Servicer) of, the presence of any toxic or hazardous substance on the related Mortgaged Property, such Servicer shall not, on behalf of the Indenture Trustee, either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property, if, as a result of any such action, the Indenture Trustee, the Issuing Entity or the Securityholders would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless such Servicer believes, based on its reasonable judgment and a report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

     (1) such Mortgaged Property is in material compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Issuing Entity to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

     (2) it is probable that there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which additional investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Issuing Entity to take such actions with respect to the affected Mortgaged Property.

     Any such Servicer shall forward a copy of the environmental audit report to the Depositor, the Master Servicer and the Indenture Trustee. The cost of the environmental audit report contemplated by this Section 3.12 shall be advanced by such Servicer, subject to such Servicer's right to be reimbursed therefor from the Collection Account, such right of reimbursement being prior to the rights of Securityholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.

     If a Servicer (other than Litton) determines, as described above, that it is in the best economic interest of the Issuing Entity to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes or petroleum-based materials affecting any such Mortgaged Property, then such Servicer may take such action as it deems to be in the best economic interest of the Issuing Entity; provided that any amounts disbursed by such Servicer pursuant to this Section 3.12 shall constitute Advances. The cost of any such compliance, containment, clean-up or remediation shall be advanced by such Servicer, subject to such Servicer's right to be reimbursed therefor from the Collection Account, such right of reimbursement being prior to the rights of Securityholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans. If such Servicer decides not to take such action, it may not obtain title to such Mortgaged Property.

     In the case of the Litton Mortgage Loans, if Litton has knowledge that a Mortgaged Property that it is contemplating acquiring in foreclosure or by deed-in-lieu of foreclosure is located within a one-mile radius of any site with environmental or hazardous waste risks known to Litton, Litton will, prior to acquiring the Mortgaged Property, consider such risks and only take action in accordance with Accepted Servicing Practices.

     The Liquidation Proceeds from any liquidation of a Mortgage Loan, net of any payment to the related Servicer as provided above, shall be deposited in the related Collection Account on the next succeeding Determination Date following receipt thereof for distribution on the related Payment Date.

     The proceeds of any Liquidated Loan, as well as any recovery resulting from a partial collection of Liquidation Proceeds, will be applied as between the parties in the following order of priority: first, to reimburse such Servicer for any related unreimbursed Servicing Advances and unpaid Servicing Fees, pursuant to Section 3.08(a)(vii) or this Section 3.12; second, to reimburse the related Servicer (or Master Servicer, as applicable) for any unreimbursed Advances, pursuant to Section 3.08(a)(ii) or this Section 3.12; third, to accrued and unpaid interest (to the extent no Advance has been made for such amount) on the Mortgage Loan, at the Net Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan; and fifth, to any Prepayment Charges.

     The proceeds of any net income from any REO Property will be applied as between the parties in the following order of priority: first, to reimburse the related Servicer (or the Master Servicer, as applicable) for any related unreimbursed Servicing Advances and unpaid Servicing Fees, pursuant to Section 3.08(a)(vii) or this Section 3.12; second, to reimburse the related Servicer (or the Master Servicer, as applicable) for any unreimbursed Advances, pursuant to
Section 3.08(a)(ii) or this Section 3.12; third, as a recovery of principal; and fourth, to accrued and unpaid interest (to the extent no Advance has been made for such amount) on the related REO property, at the applicable Net Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed.

          (b) On each Determination Date, the related Servicer shall determine the respective aggregate amounts of Excess Proceeds, if any, that occurred in the related Prepayment Period.

          (c) [Reserved]

          (d) With respect to such of the Mortgage Loans as come into and continue in default, the related Servicer will decide, in its reasonable business judgment, whether to (i) foreclose upon the Mortgaged Properties securing those Mortgage Loans pursuant to Section 3.12(a), (ii) write off the unpaid principal balance of the Mortgage Loans as bad debt (provided that such Servicer has determined that no net recovery is possible through foreclosure proceedings or other liquidation of the related Mortgaged Property), (iii) take a deed in lieu of foreclosure, (iv) accept a short sale or short refinance; (v) arrange for a repayment plan or refinancing, or (vi) agree to a modification of such Mortgage Loan. As to any Mortgage Loan that becomes 120 days delinquent, the related Servicer (other than Litton) shall have obtained or shall obtain a broker's price opinion, the cost of which will be reimbursable as a Servicing Advance. After obtaining the broker's price opinion, such Servicer will determine, in its reasonable business judgment, whether a net recovery is possible through foreclosure proceedings or other liquidation of the related Mortgage Property. If any Servicer determines that no such recovery is possible, in the case of Wilshire, it must, and in the case of Litton, it may charge off the related Mortgage Loan at the time it becomes 180 days delinquent and will identify any charged off Mortgage Loan in the Remittance Report delivered pursuant to Section 3.24. Once a Mortgage Loan has been charged off, the related Servicer will discontinue making Advances, such Servicer will not be entitled to future Servicing Fees (except as provided below) with respect to such Mortgage Loan, and the Mortgage Loan will be treated as a Liquidated Mortgage Loan. If the related Servicer determines that such net recovery is possible through foreclosure proceedings or other liquidation of the related Mortgaged Property on a Mortgage Loan that becomes 180 days delinquent, the related Servicer need not charge off the Mortgage Loan and may continue making Advances and the related Servicer will continue to be entitled to Servicing Fees.

          (e) Any Mortgage Loan that is charged off, pursuant to (d) above, may continue to be serviced by the related Servicer for the Securityholders using specialized collection procedures (including foreclosure, if appropriate). The related Servicer will be entitled to Servicing Fees and reimbursement of expenses in connection with such Mortgage Loans after the date of charge off, only to the extent of funds available from any recoveries on any such Mortgage Loans.

          (f) Any Wilshire serviced Mortgage Loans serviced in accordance with the specialized collection procedures shall be serviced for approximately six months. Any net recoveries received on such Wilshire serviced Mortgage Loans during such six month period will be treated as Subsequent Recoveries. On the date which is six months after the date on which Wilshire began servicing such Mortgage Loans using the specialized collection procedures, unless specific additional net recoveries are anticipated by Wilshire on a particular Mortgage Loan, such charged off loan will be released to the majority holder of the Class C Certificates and thereafter, (i) the majority holder of the Class C Certificates, as identified with contact information in writing to Wilshire by the Depositor, will be entitled to any amounts subsequently received in respect of any such released loans, subject to such Wilshire's fees described below,
(ii) the majority holder of the Class C Certificates may designate any servicer to service any such released loan, (iii) the majority holder of the Class C Certificates may sell any such released loan to a third party and (iv) to the extent the servicing of such charged off loan is not transferred from Wilshire, the servicing of such charged off loan and the fees therefor shall be governed by the most current servicing agreement between Wilshire and the Sponsor.

          (g) Any Litton serviced Mortgage Loans serviced in accordance with the specialized collection procedures shall be serviced for approximately 90 days. Any net recoveries received on such Litton serviced Mortgage Loans during such 90 day period will be treated as Subsequent Recoveries. On the date which is 90 days after the date on which Litton began servicing such Mortgage Loans using the specialized collection procedures, unless specific net recoveries are anticipated by Litton on a particular Mortgage Loan, (i) such charged off loan may be released to the majority holder of the Class C Certificates as identified with contact information in writing to Litton by the Depositor, and in such case the servicing of such Mortgage Loan shall be released to the majority holder's designee within thirty (30) days of the date such Mortgage Loan is released to such majority holder or (ii) Litton, in its sole discretion, may continue to service such charged off loan for the Securityholders as described above.

          Section 3.13 Custodian to Cooperate; Release of Mortgage Files

          Upon the payment in full of any Mortgage Loan, or the receipt by a Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, such Servicer will promptly notify the related Custodian by delivering a Request for Release substantially in the form of Exhibit C. Upon receipt of a copy of such request, the Custodian shall promptly release the related Mortgage File to the related Servicer, the cost of which may be paid by such Servicer as a Servicing Advance, and such Servicer is authorized to cause the removal from the registration on the MERS System of any such Mortgage if applicable, and such Servicer, on behalf of the Indenture Trustee shall execute and deliver the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage together with the Mortgage Note with written evidence of cancellation thereon. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Mortgagor to the extent permitted by law, and otherwise to the Trust Estate to the extent such expenses constitute "unanticipated expenses" within the meaning of Treasury Regulations Section 1.860G-(1)(b)(3)(ii). From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Custodian shall, upon delivery to the Custodian of a Request for Release in the form of Exhibit C signed by a Servicing Officer, release the Mortgage File to the related Servicer, and the cost of delivery of the Mortgage File may be charged to such Servicer by the Custodian. Subject to the further limitations set forth below, the related Servicer shall cause the Mortgage File or documents so released to be returned to the Custodian when the need therefor by such Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in its Collection Account.

     Each Request for Release may be delivered to the Custodian (i) via mail or courier, (ii) via facsimile or (iii) by such other means, including, without limitation, electronic or computer readable medium, as the related Servicer and the Custodian shall mutually agree. The Custodian shall release the related Mortgage File(s) within four (4) Business Days of receipt of a properly completed Request for Release pursuant to clauses (i), (ii) or (iii) above. Receipt of a properly completed Request for Release shall be authorization to the Custodian to release such Mortgage Files, provided the Custodian has determined that such Request for Release has been executed, with respect to clauses (i) or (ii) above, or approved, with respect to clause (iii) above, by an authorized Servicing Officer of the related Servicer, and so long as the Custodian complies with its duties and obligations under this Servicing Agreement and the Custodial Agreement. If the Custodian is unable to release the Mortgage Files within the period previously specified, the Custodian shall immediately notify the related Servicer indicating the reason for such delay. The related Servicer shall not pay penalties or damages due to the Custodian's failure to release the related Mortgage File or the Indenture Trustee's or its designee's failure to execute and release documents in a timely manner, and such amounts shall be Servicing Advances.

     On each day that the related Servicer remits to the Custodian Requests for Releases pursuant to clauses (ii) or (iii) above, such Servicer shall also submit to the Custodian a summary of the total number of such Requests for Releases requested on such day by the same method as described in such clauses
(ii) and (iii) above.

     If a Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Servicing Agreement, such Servicer may deliver or cause to be delivered to the Indenture Trustee for signature, or execute any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity. Notwithstanding the foregoing, the related Servicer shall cause possession of any Mortgage File or of the documents therein that shall have been released by the Custodian to be returned to the Custodian promptly after possession thereof shall have been released by the Custodian unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the related Collection Account, and the related Servicer shall have delivered to the Custodian a Request for Release in the form of Exhibit C or
(ii) the Mortgage File or document shall have been delivered to an attorney or to a public trustee or other public official as required by law for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property and the related Servicer shall have delivered to the Custodian an Officer's Certificate of a Servicing Officer certifying as to the name and address of the Person to which the Mortgage File or the documents therein were delivered and the purpose or purposes of such delivery.

          The related Servicer shall not have any liability for and shall be excused from performance of the Agreement to the extent it is unable to perform due to the Indenture Trustee's or the Custodian's failure to release the related Mortgage File or the Indenture Trustee's or the Custodian's failure to execute and release documents in a timely manner, and such amounts shall be Servicing Advances which shall be reimbursable to the related Servicer as an "unanticipated expense" as set forth in Section 3.08(iii) of this Agreement.

     Section 3.14 Documents, Records and Funds in Possession of Servicer to be Held for the Indenture Trustee.

     All Mortgage Files and funds collected or held by, or under the control of, the Servicers in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in its Collection Account shall be held by the related Servicer for and on behalf of the Indenture Trustee and shall be and remain the sole and exclusive property of the Trust Estate, subject to the applicable provisions of this Servicing Agreement. The Servicers also agree that they shall not create, incur or subject any Mortgage File or any funds that are deposited in the relevant Collection Account, the Master Servicer Collection Account or the Payment Account or in any Escrow Account, or any funds that otherwise are or may become due or payable to the Indenture Trustee or the Securities Administrator for the benefit of the Securityholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of set off against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicers shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to such Servicer under this Servicing Agreement.

     Section 3.15 Servicing Compensation

     As compensation for its activities hereunder, the related Servicer shall be entitled to retain or withdraw from its Collection Account out of each payment or recovery of interest on a Mortgage Loan included in the Trust Estate an amount equal to interest at the applicable Servicing Fee Rate on the Stated Principal Balance of the related Mortgage Loan as of the immediately preceding Payment Date.

     Additional servicing compensation in the form of any Excess Proceeds, late payment fees, assumption fees (i.e. fees related to the assumption of a Mortgage Loan upon the purchase of the related Mortgaged Property), release fees, bad check charges, modification or extension fees, customary real estate referral fees and similar fees payable by the Mortgagor, Prepayment Interest Excess, all income and gain net of any losses realized from Permitted Investments in the Collection Account, and any other benefits arising from the Collection Account and the Escrow Account shall be retained by the related Servicer to the extent not required to be deposited in the related Collection Account and the Escrow Account pursuant to Sections 3.05, 3.06 or 3.12(a) hereof. Each Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Servicing Agreement. In no event shall the Indenture Trustee, Master Servicer or the Securities Administrator be liable for any Servicing Fee or for any differential between the Servicing Fee and the amount necessary to induce a successor servicer to act as successor servicer under this Servicing Agreement.

     Section 3.16 Access to Certain Documentation

     Each Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of the Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, as applicable, access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices of the related Servicer designated by it provided, that such Servicer shall be entitled to be reimbursed by each such Securityholder for actual expenses incurred by such Servicer in providing such reports and access. Nothing in this Section shall limit the obligation of each Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of such Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section. Upon reasonable advance notice to the related Servicer, and during regular business hours, the Indenture Trustee, the Securities Administrator and the Master Servicer shall have the right to inspect and examine the books and records of a Servicer with respect to the Mortgage Loans.

     Section 3.17 Annual Statement as to Compliance

     Not later than (a) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (b) with respect to any calendar year during which an annual report on Form 10-K is not required to be filed pursuant to Section 3.20 on behalf of the Issuing Entity, by April 15 of each calendar year (or if such day is not a Business Day, the immediately succeeding Business Day), each Servicer shall deliver to the Depositor, Master Servicer and the Securities Administrator, an Officer's Certificate in the form attached hereto as Exhibit D stating, as to each signatory thereof, that (i) a review of the activities of such Servicer during the preceding calendar year and of the performance of such Servicer under this Servicing Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, such Servicer has fulfilled all its obligations under this Servicing Agreement in all material respects throughout such year or a portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. With respect to any Subservicer that meets the criteria of Item 1108(a)(2)(i) through (iii) of Regulation AB, the related Servicer shall cause each such Subservicer to deliver the Officer's Certificate set forth in this Section 3.17 as and when required with respect to such Subservicer. Notwithstanding the forgoing, such Servicer shall provide the Annual Statements as to Compliance only with respect to the time period in which it serviced the Mortgage Loans after the Closing Date, and provided further that such Servicer shall be required to deliver such Annual Statement as to Compliance to the NIMs Insurer only to the extent such Servicer is provided with the contact information for such NIMs Insurer.

     Section 3.18 Annual Independent Public Accountants' Servicing Statement; Financial Statements

          (a) Not later than (i) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (ii) with respect to any calendar year during which an annual report on Form 10-K is not required to be filed pursuant to Section 3.20 on behalf of the Issuing Entity, by April 15 of each calendar year (or if such day is not a Business Day, the immediately succeeding Business Day), each Servicer, at its own expense, shall deliver to the Securities Administrator, the NIMs Insurer, the Master Servicer and the Depositor an officer's assessment of its compliance with the Servicing Criteria applicable to it (as set forth on Exhibit F) during the preceding calendar year as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB (the "Assessment of Compliance"), which assessment shall be substantially in the form of Exhibit E hereto. Provided however, that such Servicer shall provide the Assessment of Compliance only with respect to the time period in which it serviced the Mortgage Loans after the Closing Date, and provided further, that such Servicer shall be required to deliver such Assessment of Compliance to the NIMs Insurer only to the extent such Servicer is provided with the contact information for such NIMs Insurer.

          (b) Not later than (i) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (ii) with respect to any calendar year during which an annual report on Form 10-K is not required to be filed pursuant to Section 3.20 on behalf of the Issuing Entity, April 15 of each calendar year (or if such day is not a Business Day, the immediately succeeding Business Day), each Servicer, at its own expense, shall cause a nationally or regionally recognized firm of independent registered public accountants (who may also render other services to any Servicer, the Sponsor or any Affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Securities Administrator, the NIMs Insurer, the Master Servicer and the Depositor that attests to and reports on the Assessment of Compliance provided by such Servicer pursuant to Section 3.18(a) (the "Accountant's Attestation"). Such Accountant's Attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

          (c) The related Servicer shall cause any Subservicer and each Subcontractor (unless, in the case of any Subcontractor, the Depositor has notified such Servicer, the Master Servicer and the Securities Administrator in writing that such compliance statement is not required by Regulation AB) to deliver not later than March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) with respect to any calendar year during which the Issuing Entity's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, to the Securities

Administrator, the Master Servicer and the Depositor an Assessment of Compliance, which assessment shall be substantially in the form of Exhibit E hereto. The related Servicer shall cause any Subservicer (other than the calendar year during which the Closing Date occurs) with respect to any calendar year during which the Issuing Entity's annual report on Form 10-K is not required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, by April 15 of each calendar year (or, in each case, if such day is not a Business Day, the immediately succeeding Business
Day) to deliver to the Securities Administrator, the NIMs Insurer, the Master Servicer and the Depositor an Assessment of Compliance, which assessment shall be substantially in the form of Exhibit E hereto.

          (d) Not later than March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) with respect to any calendar year during which the Issuing Entity's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, each Servicer shall cause each Subservicer and each Subcontractor (unless, in the case of any Subcontractor, the Depositor has notified the NIMs Insurer, the Master Servicer, Securities Administrator and such Servicer in writing that such compliance statement is not required by Regulation AB) to deliver to the Master Servicer, the Securities Administrator and the Depositor an Accountant's Attestation by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance pursuant to
Section 3.18(c) above. Other than the calendar year during which the Closing Date occurs, with respect to any calendar year during which the Issuing Entity's annual report on Form 10-K is not required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, not later than April 15 of each calendar year (or, in each case, if such day is not a Business Day, the immediately succeeding Business Day), the related Servicer shall cause each Subservicer to deliver to the Securities Administrator, Master Servicer and the Depositor an Accountant's Attestation by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance pursuant to
Section 3.18(c) above.

          (e) Not later than (i) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (ii) with respect to any calendar year during which an annual report on Form 10-K is not required to be filed pursuant to Section 3.20 on behalf of the Issuing Entity, by April 15 of each calendar year (or if such day is not a Business Day, the immediately succeeding Business Day), the Master Servicer, at its own expense, shall deliver to the Securities Administrator and the Depositor an Assessment of Compliance with the Servicing Criteria applicable to it (as set forth in Exhibit F) during the preceding calendar year as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB (the "Assessment of Compliance"), which assessment shall be substantially in the form of Exhibit E hereto.

          (f) Not later than (i) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (ii) with respect to any calendar year during which an annual report on Form 10-K is not required to be filed pursuant to Section 3.20 on behalf of the Issuing Entity, April 15 of each calendar year (or if such day is not a Business Day, the immediately succeeding Business Day), the Master Servicer, at its own expense, shall cause a nationally or regionally recognized firm of independent registered public accountants (who may also render other services to any Servicer, the Sponsor or any Affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish an Accountant's


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

Attestation to the Securities Administrator and the Depositor that attests to and reports on the Assessment of Compliance provided by the Master Servicer pursuant to Section 3.18(e). Such Accountant's Attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

          (g) The Master Servicer shall cause any Subservicer and each Subcontractor engaged by it (unless, in the case of any Subcontractor, the Depositor has notified the Master Servicer and the Securities Administrator in writing that such compliance statement is not required by Regulation AB) not later than March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) with respect to any calendar year during which the Issuing Entity's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, to deliver to the Securities Administrator and the Depositor an Assessment of Compliance, which assessment shall be substantially in the form of Exhibit E hereto. The Master Servicer shall cause any such engaged Subservicer (other than the calendar year during which the Closing Date occurs) with respect to any calendar year during which the Issuing Entity's annual report on Form 10-K is not required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, to deliver by April 15 of each calendar year (or, in each case, if such day is not a Business Day, the immediately succeeding Business Day) to the Securities Administrator, the Master Servicer and the Depositor an Assessment of Compliance, which assessment shall be substantially in the form of Exhibit E hereto.

          (h) Not later than March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) with respect to any calendar year during which the Issuing Entity's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the Master Servicer shall cause each Subservicer and each Subcontractor (unless, in the case of any Subcontractor, the Depositor has notified the Securities Administrator and Master Servicer in writing that such compliance statement is not required by Regulation AB) to deliver to the Master Servicer, the Securities Administrator and the Depositor an Accountant's Attestation by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance pursuant to Section 3.18(g) above. Other than the calendar year during which the Closing Date occurs, with respect to any calendar year during which the Issuing Entity's annual report on Form 10-K is not required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, by April 15 of each calendar year (or, in each case, if such day is not a Business Day, the immediately succeeding Business
Day), the Master Servicer shall cause each such engaged Subservicer to deliver to the Master Servicer, the Securities Administrator and the Depositor an Accountant's Attestation by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance pursuant to Section 3.18(g) above.

          (i) Not later than, with respect to any calendar year during which the Issuing Entity's annual report on Form 10K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, 15 calendar days before the date on which the Issuing Entity's annual report on Form 10-K with respect to the transactions contemplated by this Servicing Agreement is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), the Securities Administrator shall deliver to the Depositor and the Master Servicer an Assessment of Compliance with regard to the Servicing Criteria applicable to the Securities Administrator (as set forth in Exhibit F) during the preceding calendar year, which assessment shall be substantially in the form of Exhibit E hereto.

          (j) Not later than, with respect to any calendar year during which the Issuing Entity's annual report on Form 10K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, 15 calendar days before the date on which the Issuing Entity's annual report on Form 10-K with respect to the transactions contemplated by this Servicing Agreement is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), the Securities Administrator shall deliver to the Depositor and the Master Servicer an Accountant's Attestation by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance pursuant to Section 3.18(i) above

          (k) Any statement, report and information, including the Assessments of Compliance and Accountant's Attestations, delivered to the Securities Administrator pursuant to Sections 3.17 or 3.18 shall be delivered in Edgar-compatible form (which may be Word or Excel documents easily convertible to Edgar format) or in such other form as agreed upon by the Securities Administrator and the party delivering such statement, report or other information. Copies of such Assessments of Compliance and Accountant's Attestations filed by the Securities Administrator shall be available on the Securities Administrator's website (www.etrustee.net) to any Securityholder, provided such statement is delivered to the Securities Administrator. The initial Assessments of Compliance and Accountant's Attestations required pursuant to this Section 3.18 shall be delivered to the Securities Administrator, the Master Servicer and the Depositor, as applicable, by each party no later than March 15, 2008, or as otherwise expressly provided herein.

          (l) Each of the parties hereto acknowledges and agrees that the purpose of this Section 3.18 is to facilitate compliance by the Sponsor and the Depositor with the provisions of Regulation AB, as such may be amended or clarified from time to time. Therefore, each of the parties agrees that the parties' obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB and the parties shall comply with requests made by the Sponsor or the Depositor for delivery of additional or different information as the Sponsor or the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, provided that such information is available to such party without unreasonable effort or expense and within such timeframe as may be reasonably requested. Any such supplementation or modification shall be made in accordance with Section 8.01 without the consent of the Securityholders, and may result in a change in the reports filed by the Securities Administrator on behalf of the Issuing Entity under the Exchange Act.

     Section 3.19 Rights of the NIMs Insurer

     Each of the rights of the NIMs Insurer set forth in this agreement shall exist so long as the NIM Notes issued pursuant to the NIM Indenture remain outstanding or the NIMs Insurer is owed amount in respect of its guarantee or payments on such NIM Notes.

     Section 3.20 Periodic Filings


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
     As set forth on Schedule III hereto, for so long as the Issuing Entity is subject to the Exchange Act reporting requirements, no later than the end of business on the second Business Day after the occurrence of an event requiring disclosure on Form 8K (a "reportable event"), (i) the Depositor, the Indenture Trustee, the Sponsor, the Servicers (and in the case of Countrywide, the Depositor shall cause such Servicer) or the Master Servicer shall have timely notified the Securities Administrator of an item reportable on a Form 8-K (unless such item is specific to the Securities Administrator, in which case the Securities Administrator will be deemed to have notice), (ii) the Depositor, each Servicer, the Master Servicer and the Indenture Trustee shall have delivered to the Securities Administrator, all information, data, and exhibits required to be provided or filed with such Form 8-K in a word format (or other Edgar compatible form) agreed upon by the Indenture Trustee, the Securities Administrator and Depositor, Sponsor or Master Servicer, as applicable, and
(iii) the Depositor, the Servicers or the Securities Administrator, to the extent the reportable item pertains to such party, shall notify the Master Servicer thereof by telephone or in writing. The Securities Administrator shall not be responsible for determining what information is required to be filed on a Form 8-K in connection with the transactions contemplated by this Servicing Agreement (unless such information is specific to the Securities Administrator, in which case the Securities Administrator will be responsible for consulting with the Depositor or Master Servicer in making such a determination) or what events shall cause a Form 8-K to be required to be filed (unless such event is specific to the Securities Administrator, in which case the Securities Administrator will be responsible for consulting with the Depositor, Master Servicer or related Servicer before causing such Form 8-K to be filed) and shall not be liable for any late filing of a Form 8-K in the event that it does not receive all information, data and exhibits required to be provided or filed on or prior to the second Business Day prior to the applicable filing deadline and with respect to signatures, by noon, New York City time, on the fourth Business Day after the reportable event. After preparing the Form 8-K on behalf of the Depositor, the Securities Administrator shall, if required, forward electronically a draft copy of the Form 8-K to the Depositor and Master Servicer for review. No later than one and one-half Business Days after receiving a final copy of the Form 8-K from the Securities Administrator, a duly authorized representative of the Master Servicer shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator and the Securities Administrator shall file such Form 8-K; provided that the Depositor has notified the Securities Administrator and Master Servicer that it approves of the form and substance of such Form 8-K. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in this Servicing Agreement. After filing with the Commission, the Securities Administrator will, pursuant to this Servicing Agreement, make available on its internet website a final executed copy of each Form 8-K. The Securities Administrator will have no obligation to prepare, execute or file such Form 8-K or any liability with respect to any failure to properly prepare, execute or file such Form 8-K resulting from the Securities Administrator's inability or failure to obtain or receive any information needed to prepare, arrange for execution or file such Form 8-K within the time frames required by this paragraph, not resulting from its own negligence, bad faith or willful misconduct.

     Within fifteen (15) days after each Payment Date, the Securities Administrator shall, on behalf of the Issuing Entity and in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System (EDGAR), a Form 10-D with (1) a copy of the report to the Securityholders for such Payment Date as an exhibit thereto. Any other


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
information provided to the Securities Administrator by the Servicers, the Master Servicer or Depositor to be included in Form 10-D shall be determined and prepared by and at the direction of the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare or receive any additional information on Form 10-D ("Additional Form 10-D Disclosure") as set forth in the next paragraph.

     As set forth in Schedule IV hereto, within five (5) calendar days after the related Payment Date (i) the parties hereto, as applicable, will be required (and, in the case of Countrywide, the Depositor will require Countrywide) to provide to the Depositor and the Master Servicer, to the extent known to such party, any Additional Form 10-D Disclosure (including any breaches of pool asset representations and warranties or transaction covenants of which the party has written notice and which has not been included on the monthly distribution report for the period), if applicable, and (ii) the Depositor, to the extent it deems necessary, shall forward to the Securities Administrator in EDGAR-compatible form (with a copy to the Master Servicer), or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor, the form and substance of the Additional Form 10-D Disclosure by the eighth calendar day after the Payment Date. The Depositor will be responsible for any reasonable fees and expenses incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

     After preparing the Form 10-D at the direction of the Depositor, the Securities Administrator will forward electronically a draft copy of the Form 10-D to the Depositor (with a copy to the Master Servicer) for review by the ninth calendar day after the Payment Date. No later than two (2) Business Days after receipt of a final copy after the related Payment Date, unless the Master Servicer receives a notice from the Securities Administrator as described below or a notice from the Depositor that it has discovered a material deficiency or irregularity with respect to such Form 10-D, a duly authorized representative of the Master Servicer shall sign the Form 10-D and return an electronic or fax copy of such Form 10-D (with an original executed hard copy to follow by overnight mail) to the Securities Administrator and the Securities Administrator shall file such Form 10-D within two (2) Business Days. Unless the Master Servicer shall have received notice from the Securities Administrator to the contrary, the Securities Administrator will be deemed to have represented to the Master Servicer that the Monthly Statement has been properly prepared by the Securities Administrator and the Master Servicer may rely upon the accuracy thereof in it execution of the Form 10-D. If a Form 10-D cannot be filed on time (because of notice from the Securities Administrator per the previous sentence or otherwise) or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in this Servicing Agreement. After filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-D. The Securities Administrator and Master Servicer will have no liability with respect to any failure to properly prepare, execute or file such Form 10-D resulting from the Securities Administrator's inability or failure to obtain or receive any information needed to prepare, arrange for execution or file such Form 10-D on a timely basis.

     Prior to March 30, 2008 (and, if applicable, prior to the 90th calendar day after the end of the fiscal year for the Issuing Entity), the Securities Administrator shall, on behalf of the Issuing Entity and in accordance with industry standards, prepare and file with the Commission via EDGAR a Form 10 -K with respect to the Issuing Entity. Such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Servicing Agreement, the Countrywide Servicing Agreement and the Custodial Agreement, (i) an annual compliance statement for each Servicer, the Master Servicer, Securities Administrator and each Subservicer and Subcontractor, if and as applicable, pursuant to Section 3.17 of this Servicing Agreement or the Countrywide Servicing Agreement, (ii)(A) the annual reports on Assessment of Compliance with Servicing Criteria for the Master Servicer, Securities Administrator, each Servicer, Subservicer, Subcontractor and the Custodian (unless the Depositor has determined that such compliance statement is not required by Regulation AB), as described in Section 3.18 of this Servicing Agreement or the Countrywide Servicing Agreement or in the Custodial Agreement, and (B) if any Servicer's report on Assessment of Compliance with Servicing Criteria described in Section 3.18 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any report on Assessment of Compliance with Servicing Criteria described in Section
3.18 of this Servicing Agreement or the Countrywide Servicing Agreement is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (iii)(A) the registered public accounting firm attestation report for the Master Servicer, Securities Administrator, the Servicers, each Subservicer, Subcontractor, and the Custodian, as described in Section 3.18 of this Servicing Agreement or the Countrywide Servicing Agreement or in the Custodial Agreement, and (B) if any registered public accounting firm attestation report described in the Section
3.18 of the Servicing Agreement identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm attestation report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (iv) a Sarbanes-Oxley Certificate in the form attached hereto as Exhibit G, executed by the senior officer in charge of securitizations of the Master Servicer. Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K ("Additional Form 10-K Disclosure") shall be determined and prepared by and at the direction of the Depositor pursuant to the following paragraph and neither the Master Servicer nor the Securities Administrator will have a duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in the next paragraph.

     As set forth in Schedule V hereto, no later than March 12 of each year that the Issuing Entity is subject to the Exchange Act reporting requirements, commencing in 2008, (i) certain parties to the transaction shall be required (and with respect to Countrywide, the Depositor shall cause such Servicer) to provide to the Depositor, the Securities Administrator and the Master Servicer, to the extent known, any Additional Form 10-K Disclosure, if applicable, and
(ii) the Depositor shall, to the extent it deems necessary, forward to the Securities Administrator in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor, the form and substance of the Additional Form 10-K Disclosure by March 15. The Depositor will be responsible for any reasonable fees and expenses incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

     After preparing the Form 10-K, the Securities Administrator shall forward electronically a draft copy of the Form 10-K to the Depositor for review. Upon the request of the Master Servicer, the Depositor shall confirm that it has reviewed the Form 10-K, that it has been properly prepared and that the Master Servicer may rely on the accuracy thereof (other than with respect to any portion of the Form 10-K or any exhibit thereto provided by the Master Servicer (other than any portion thereof with respect to which the Master Servicer has relied on the Securities Administrator)). No later than 5:00pm EST on the third Business Day following receipt of a final copy of the Form 10-K and if requested, the above-described confirmation from the Depositor, a duly authorized representative of the Master Servicer shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator and the Securities Administrator shall file such Form 10-K by March 30th. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in the Servicing Agreement. After filing with the Commission, the Securities Administrator will, pursuant to the Servicing Agreement, make available on its internet website a final executed copy of each Form 10-K. the Securities Administrator shall have no liability with respect to any failure to properly prepare, execute or file such Form 10-K resulting from the Securities Administrator's inability or failure to obtain or receive any information needed to prepare, arrange for execution or file such Form 10-K on a timely basis.

     Each Form 10-K shall include a certification (the "Sarbanes-Oxley Certificate") which shall be in the form attached hereto as Exhibit G. The Master Servicer will cause its senior officer in charge of securitization to execute the Sarbanes-Oxley Certificate required pursuant to Rule 13a -14 under the Securities Exchange Act of 1934, as amended, and to deliver the original executed Sarbanes-Oxley Certificate to the Securities Administrator by March 20 of each year in which the Issuing Entity is subject to the reporting requirements of the Exchange Act. In connection therewith, each of the Securities Administrator, Countrywide, Litton, Wilshire and each Subservicer and Subcontractor shall sign an Officer's Certificate (in the form attached hereto as Exhibit H and Exhibit I, respectively) for the benefit of the Master Servicer and its officers, directors and Affiliates regarding certain aspects of the Sarbanes-Oxley Certificate. To the extent any information or exhibits required to be included in the Form 10-K are not timely received by the Securities Administrator prior to March 30, the Securities Administrator shall, on behalf of the Issuing Entity, file a Form 12B-25 and one or more amended Form 10-Ks, to the extent such amendments are accepted by the Exchange Act, to include such missing information or exhibits promptly after receipt thereof by the Securities Administrator.

     Promptly following the first date legally permissible under applicable regulations and interpretations of the Commission, the Securities Administrator shall, on behalf of the Issuing Entity and in accordance with industry standards, file with the Commission via EDGAR a Form 15 Suspension Notification with respect to the Issuing Entity, if applicable.

     The Depositor, Master Servicer, Wilshire and Litton (and the Depositor shall cause Countrywide) each agree to furnish promptly to the Securities Administrator, from time to time upon request, such further information, reports, and financial statements (each in EDGAR compatible form) within its control related to this Servicing Agreement and the Mortgage Loans as is reasonably necessary to prepare and file all necessary reports with the Commission. The Securities Administrator shall have no responsibility to file any items with the Commission other than those specified in this section and the Master Servicer shall execute any and all Form 8-Ks and 10-Ks required hereunder.

     The Securities Administrator shall not have any responsibility to file any items (other than those generated by it) that have not been received in format suitable (or readily convertible into a format suitable) for electronic filing via the Edgar system and shall not have any responsibility to convert any such items to such format (other than those items generated by it or that are readily convertible to such format).

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

     If the Commission issues additional interpretative guidance or promulgates additional rules or regulations with respect to Regulation AB or otherwise, or if other changes in applicable law occur, that would require the reporting arrangements, or the allocation of responsibilities with respect thereto, described in this Section 3.20, to be conducted differently than as described, the Depositor, the Master Servicer, each Servicer, and the Securities Administrator will reasonably cooperate to amend the provisions of this Section
3.20 in order to comply with such amended reporting requirements and such amendment of this Section 3.20. Any such amendment shall be made in accordance with Section 10.01 without the consent of the Securityholders and may result in a change in the reports filed by the Securities Administrator on behalf of the Issuing Entity under the Exchange Act. Notwithstanding the foregoing, the Depositor, the Master Servicer, each Servicer and the Securities Administrator shall not be obligated to enter into any amendment pursuant to this Section 3.20 that adversely affects its obligations and immunities under this Servicing Agreement.

     The Depositor, the Servicers, the Master Servicer and the Securities Administrator agree to use their good faith efforts to cooperate in complying with the requirements of this Section 3.20.

     Section 3.21 Indemnification by Securities Administrator

     The Securities Administrator shall indemnify and hold harmless the Depositor, the Master Servicer, the Issuing Entity, the Servicers and their respective officers, directors, agents and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Securities Administrator or any of its officers, directors, agents or Affiliates of its obligations under Sections 3.18 and 3.20, any material misstatement or omission in any documents prepared thereunder (to the extent the Securities Administrator is responsible for providing information or calculating amounts included in such information), the failure of the Securities Administrator to deliver when required any Assessment of Compliance or Accountant's Attestation required of it pursuant to Section 3.18, or the negligence, bad faith or willful misconduct of the Securities Administrator in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the indemnified parties, then the Securities Administrator agrees that it shall contribute to the amount paid or payable by the indemnified parties as a result of the losses, claims, damages or liabilities of the indemnified parties in such proportion as is appropriate to reflect the relative fault of the Securities Administrator on the one hand and of the indemnified parties on the other.

     Section 3.22 Regulation AB; Indemnification by Servicer

     Litton and Wilshire shall indemnify and hold harmless the Securities Administrator, the Issuing Entity, the Indenture Trustee, the Master Servicer and the Depositor and their respective officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses directly arising out of Litton's or Wilshire's failure, as applicable, to sign and deliver any documents required under Sections 3.17, 3.18 and 3.20 within the time frame provided therein, other than any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of a breach by the Master Servicer, the Securities Administrator, the Indenture Trustee or the Depositor of its obligations under this Agreement. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Securities Administrator, the Issuing Entity, the Indenture Trustee, the Master Servicer and the Depositor and their respective officers, directors and Affiliates, then Litton or Wilshire, as applicable, shall contribute to the amount paid or payable by any such party, its officers, directors or Affiliates as a result of the losses, claims, damages or liabilities of such party, its officers, directors or Affiliates in such proportion as is appropriate to reflect the relative fault of such party and its officers, directors and Affiliate on the one hand and Litton or Wilshire, as applicable, on the other.

     Section 3.23 Prepayment Charge Reporting Requirements

     Promptly before or after each Payment Date, the related Servicer shall provide to the Depositor and the Master Servicer the following information with regard to each Mortgage Loan that has prepaid during the related Prepayment
Period:

          (i)  loan number;

          (ii) current Mortgage Rate;

          (iii) current principal balance;

          (iv) original principal balance;

          (v)  Prepayment Charge amount due; and

          (vi) Prepayment Charge amount collected.

     Section 3.24 Information to the Master Servicer

     Each Servicer shall furnish to the Master Servicer each month in electronic format (i) (i) a report (the "Remittance Report") containing such data and information as to permit the Securities Administrator to prepare the statement to Securityholders (the "Monthly Statement") and make the required payments for the related Payment Date and such other information as shall be mutually agreed between such Servicer and the Master Servicer, (ii) a delinquency report and
(iii) a prepayment report each in such form or forms as the Master Servicer and the related Servicer have agreed to or may from time to time agree for the period ending on the last Business Day of the preceding month (and with respect to prepayments in full, for the period ending on the last day of the Prepayment Period, respectively for each Servicer, of the month in which such Remittance Report is to be furnished). The Remittance Report and related delinquency report shall be delivered to the Master Servicer, with respect to Litton, on or before the 12th day of each month (or if such day is not a Business Day the first preceding Business Day); also, on or before the 16th day (or if such day is not a Business Day, the next immediate Business Day), Litton shall deliver to the Master Servicer the prepayment report with respect to prepayments in full for the period beginning on the 1st day of the month and ending on the 15th day of the month in which such reports are to be furnished. With respect to Wilshire, such reports described herein will be delivered to the Master Servicer after the 14th day of each month, but not later than the 18th day of each month. The Securities Administrator will prepare the Monthly Statement based solely upon the information received from the Master Servicer.

     Section 3.25 Indemnification

     Each Servicer shall indemnify the Sponsor, the Issuing Entity, the Indenture Trustee (in its individual capacity and in its capacity as trustee), the Depositor, the Master Servicer, the Securities Administrator and their officers, directors, employees and agents and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of such Servicer to perform its duties and service the related Mortgage Loans in compliance with the terms of this Servicing Agreement by reason of negligence, willful misfeasance or bad faith in the performance of its duties or by reason of reckless disregard of obligations and duties hereunder. Each Servicer immediately shall notify the Sponsor, the Indenture Trustee, the Depositor, the Master Servicer, the Securities Administrator or any other relevant party if a claim is made by a third party with respect to such party and this Servicing Agreement or the related Mortgage Loans and, if subject to this indemnification obligation, assume (with the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim. Each Servicer shall provide the Depositor and the Master Servicer with a written report of all expenses and advances incurred by such Servicer pursuant to this Section 3.25, and such Servicer shall promptly reimburse itself from the assets of the Trust Estate in the related Collection Account for all amounts advanced by it pursuant to the preceding sentence except when the claim in any way relates to the gross negligence, bad faith or willful misconduct of such Servicer. The provisions of this paragraph shall survive the termination of this Servicing Agreement and the payment of the outstanding Certificates.

     Section 3.26 Nonsolicitation

     Litton hereby covenants that neither it nor any Affiliate of Litton will directly solicit any Mortgagor hereunder to refinance the related Mortgage Loan. For the purposes of the foregoing, neither Litton nor any Affiliate of Litton shall be deemed to directly solicit any Mortgagor (i) if Litton received (A) a request for verification of mortgage, (B) a request for demand for payoff, (C) a mortgagor initiated written or verbal communication indicating a desire to prepay or refinance the related Mortgage Loan, (D) information that another mortgage company has pulled a credit report on the Mortgagor or (E) information that the Mortgagor initiates a title search, or if Litton responds to a request from a Mortgagor regarding a refinancing or (ii) in connection with a refinancing of a delinquent Mortgage Loan or if the Mortgage Loan is Delinquent and Litton refers a Mortgagor to a Person for refinancing or provides a Mortgagor's contact information to such Person. It is understood that the promotions undertaken by Litton or its Affiliates or agents which are directed to the general public at large, or certain segments thereof, shall not constitute solicitation as that term is used in this Section 3.26.

     Notwithstanding the foregoing, with respect to any Mortgage Loan serviced by Wilshire, Wilshire and its Affiliates may solicit or refer to a mortgage originator, who may or may not be an Affiliate of the Depositor or Wilshire, any Mortgagor for refinancing or otherwise take action to encourage refinancing.

     Section 3.27 High Cost Mortgage Loans

     In the event that any Servicer reasonably determines that a Mortgage Loan may be a "high cost mortgage loan", "high cost home", "covered", "high cost", "high risk home", "predatory" or similarly classified loan under any applicable state, federal or local law, such Servicer may notify the Master Servicer, the Securities Administrator, the Depositor, the Sponsor and the Indenture Trustee thereof; such Servicer may terminate its servicing thereof; and such determination shall be deemed to materially and adversely affect the interests of the Securityholders in such Mortgage Loan and the Sponsor will repurchase the Mortgage Loan within a 30-day period from the date of the notice in the manner described in Section 2.03(e).

     Section 3.28 Special Servicing Agreements

     Any Servicer may enter into a special servicing advisory agreement with (i) a holder of (a) the Class R Certificate, (b) the Class C Certificate, (c) one or more other Class of subordinated securities issued by the Issuing Entity and/or
(d) a NIM Note and/or (ii) an advisor designated by any of the foregoing. Pursuant to such agreement, the related Servicer may provide such holder or advisor, in its capacity as special servicing advisor, with loan-level information with respect to the Mortgage Loans, and such person may advise such Servicer with respect to efforts to maximize recoveries with regard to the Mortgage Loans, including, without limitation, the commencement of foreclosure proceedings or other actions. The Master Servicer shall have no obligation to monitor or otherwise have any responsibilities with respect to such advisory agreements.

     Section 3.29 Subordination of Liens.

     In connection with any governmental program under which a Mortgagor may obtain a benefit in the event the related Mortgaged Property is subject to a disaster provided that the Mortgagor files a covenant or other lien against the Mortgaged Property and is required to obtain the subordination thereto of the Mortgage, the related Servicer may cause such subordination to be executed and filed provided that either (i) the related Mortgage Loan is in default or, in such Servicer's best judgment, default with respect to such Mortgage Loan is imminent or (ii) such subordination and participation in such governmental program will not result in a change in payment expectations with respect to such Mortgage Loan. For purposes of the preceding sentence, a change in payment expectations occurs if, as a result of such subordination and participation in such governmental program, (1) there is a substantial enhancement of the Mortgagor's capacity to meet the payment obligations under the Mortgage Loan and that capacity was primarily speculative prior to such subordination and participation in such governmental program and is adequate after such subordination and participation in such governmental program or (2) there is a substantial impairment of the Mortgagor's capacity to meet the payment obligations under the Mortgage Loan and that capacity was adequate prior to such subordination and participation in such governmental program and is primarily speculative after such subordination and participation in such governmental program. The preceding sentence and clause (ii) of the second preceding sentence are intended to comply with Treasury Regulations Section 1.1001-3(e)(4) and shall be interpreted in accordance therewith.

     Section 3.30 Servicing Rights Owner.

     At the Servicing Rights Owner's request, Litton shall resign as Servicer upon the selection and appointment of a successor servicer by the Servicing Rights Owner; provided that the Servicing Rights Owner delivers to the Master Servicer, the Indenture Trustee, the NIMs Insurer and the Securities Administrator a letter indicating that such successor servicer designated by the Servicing Rights Owner meets the eligibility requirements for a successor servicer. No appointment of a successor servicer hereunder shall be effective until the Master Servicer and the NIMs Insurer shall have consented thereto. Upon such appointment, at the date specified in such letter such successor servicer will become a servicer pursuant to the terms of this Agreement.

     Section 3.31 Assignment

     Notwithstanding anything to the contrary contained herein, except as provided pursuant to Section 6.02, this Agreement may not be assigned by any Servicer without the prior written consent of the Securities Administrator and Depositor; provided, however, each Servicer is hereby authorized to enter into an Advance Facility under which (l) the related Servicer sells, assigns or pledges to an Advancing Person such Servicer's rights under this Agreement to be reimbursed for any Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Advances or Servicing Advances required to be made by such Servicer pursuant to this Agreement. No consent of the Indenture Trustee, the Securities Administrator, the Master Servicer, Noteholders or any other party is required before the related Servicer may enter into an Advance Facility. Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Advances and/or Servicing Advances on the related Servicer's behalf, the related Servicer shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement, and shall not be relieved of such obligations by virtue of such Advance Facility.

     Reimbursement amounts shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the related Servicer would be permitted to reimburse itself in accordance with this Agreement, assuming the related Servicer had made the related Advance(s) and/or Servicing Advance(s).

     The related Servicer shall maintain and provide to any successor Servicer and Master Servicer a detailed accounting on a loan by loan basis as to amounts advanced by, pledged or assigned to, and reimbursed to any Advancing Person. The successor Servicer and Master Servicer shall be entitled to rely on any such information provided by the predecessor Servicer, and the successor Servicer shall not be liable for any errors in such information.

     An Advancing Person who purchases or receives an assignment or pledge of the rights to be reimbursed for Advances and/or Servicing Advances, and/or whose obligations hereunder are limited to the funding of Advances and/or Servicing Advances shall not be required to meet the criteria for qualification of a Subservicer set forth in this Agreement.

     The documentation establishing any Advance Facility shall require that such reimbursement amounts distributed with respect to each Mortgage Loan be allocated to outstanding unreimbursed Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a "first in, first out"
(FIFO) basis. Such documentation shall also require the related Servicer to provide to the related Advancing Person or its designee loan by loan information with respect to each such reimbursement amount distributed to such Advancing Person or Advance Facility trustee on each Distribution Date, to enable the Advancing Person or Advance Facility trustee to make the FIFO allocation of each such reimbursement amount with respect to each Mortgage Loan. The related Servicer shall remain entitled to be reimbursed by the Advancing Person or Advance Facility trustee for all Advances and Servicing Advances funded by the related Servicer to the extent the related rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

     Any amendment to this Section 3.31 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.31, including amendments to add provisions relating to a successor Servicer, may be entered into by the Master Servicer and such Servicer, without the consent of any Noteholder notwithstanding anything to the contrary in this Agreement, upon receipt by the Master Servicer of an Opinion of Counsel that such amendment has no material adverse effect on the Noteholders or written confirmation from the Rating Agencies that such amendment will not adversely affect the ratings on the Notes. Prior to entering into an Advance Facility, the related Servicer shall notify the lender under such facility in writing that: (a) the Advances financed by and/or pledged to the lender are obligations owed to such Servicer on a non recourse basis payable only from the cash flows and proceeds received under this Agreement for reimbursement of Advances only to the extent provided herein, and the Indenture Trustee, the Securities Administrator and the Trust Fund are not otherwise obligated or liable to repay any Advances financed by the lender; (b) such Servicer will be responsible for remitting to the lender the applicable amounts collected by it as reimbursement for Advances funded by the lender, subject to the restrictions and priorities created in this Agreement; and (c) the Master Servicer, Indenture Trustee or the Securities Administrator shall not have any responsibility to track or monitor the administration of the financing arrangement between such Servicer and the lender.

                                  ARTICLE IIIA

                               THE MASTER SERVICER

     Section 3A.01 Master Servicer.

     The Master Servicer shall supervise, monitor and oversee the obligation of the Servicers to service and administer their respective Mortgage Loans in accordance with the terms of the Countrywide Servicing Agreement or the Servicing Agreement, as applicable, and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing


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Practices. Furthermore, the Master Servicer shall oversee and consult with each
Servicer as necessary from time-to-time to carry out the Master Servicer's obligations hereunder, shall receive, review and evaluate certain reports, information and other data provided to the Master Servicer by the Servicers and shall enforce each Servicer's obligations to perform and observe the covenants, obligations and conditions to be performed or observed by such servicer under the Servicing Agreement and the Countrywide Servicing Agreement, as applicable. The Master Servicer shall independently and separately monitor each Servicer's servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicers' and Master Servicer's records, and based on such reconciled and corrected information, the Master Servicer shall provide such information to the Securities Administrator as shall be necessary in order for it to prepare the statements specified in Section 6.06 of the Indenture, and prepare any other information and statements required to be forwarded by the Master Servicer hereunder. The Master Servicer shall reconcile the results of its monitoring with the actual remittances of the Servicers to the Master Servicer Collection Account pursuant to the Countrywide Servicing Agreement and the Servicing Agreement. Except during any time where the Master Servicer is acting as servicer hereunder, neither the Master Servicer nor the Securities Administrator shall have any responsibility for reviewing or reconciling the Collection Account or for any expenses or other consequences resulting from any failure of such Collection Account to be so reconciled. The Master Servicer shall be entitled to conclusively rely on the Mortgage Loan data provided by the Servicers and the Depositor and shall have no liability for any errors in such Mortgage Loan data.

     If the Master Servicer and the Securities Administrator are the same entity, then at any time the Master Servicer is terminated as master servicer, the Securities Administrator shall likewise be removed as securities administrator.

     Section 3A.02 Monitoring of Servicers.

          (a) The Master Servicer shall be responsible for reporting to the Indenture Trustee, the Securities Administrator and the Depositor any material non-compliance by any Servicer with its duties under the Servicing Agreement or the Countrywide Servicing Agreement, as applicable. In the review of each Servicer's activities, the Master Servicer may rely upon an officer's certificate of such servicer with regard to such servicer's compliance with the terms of the Servicing Agreement or the Countrywide Servicing Agreement, as applicable. In the event that the Master Servicer, in its judgment, determines that any Servicer should be terminated in accordance with this Servicing Agreement or the Countrywide Servicing Agreement, as applicable, or that a notice should be sent pursuant to such agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor, the Securities Administrator and the Indenture Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

          (b) The Master Servicer, for the benefit of the Indenture Trustee and the Securityholders, shall enforce the obligations of the Servicers under the Servicing Agreement and Countrywide Servicing Agreement, as applicable, and shall, in the event that any Servicer fails to perform its obligations in accordance with the Servicing Agreement or Countrywide

Servicing Agreement, as applicable, subject to the preceding paragraph, terminate the rights and obligations of such servicer thereunder and act as servicer of the related Mortgage Loans or, if the Master Servicer is unwilling or unable to act as a servicer, the Master Servicer shall cause the Indenture Trustee to enter in to a new servicing agreement with a successor servicer selected by the Master Servicer (with the consent of the Depositor) that is eligible in accordance with the criteria specified in this Servicing Agreement; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor servicer. In either event, such enforcement, including, without limitation, the legal prosecution of claims, termination of the Countrywide Servicing Agreement or this Servicing Agreement and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense subject to its right of reimbursement and Section 3A.02(c), provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

          (c) To the extent that the reasonable costs and expenses of the Master Servicer related to any termination of any Servicer, appointment of a successor servicer or the transfer and assumption of servicing by the Master Servicer with respect to the Countrywide Servicing Agreement or the Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of a Servicer as a result of an event of default by such Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor service to service the Mortgage Loans in accordance with the related Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Master Servicer Collection Account pursuant to Section 3.08.

          (d) The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the Servicing Agreement and Countrywide Servicing Agreement, as applicable.

          (e) If the Master Servicer acts as successor to a Servicer, it will not assume liability for the acts or omissions or the representations and warranties of such Servicer, if any, that it replaces.

     Section 3A.03 Power to Act; Procedures.

     The Master Servicer shall master service the Mortgage Loans and shall have full power and authority, subject to the REMIC Provisions and the provisions of
Article X in the Indenture, to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Securityholders and the Indenture Trustee,


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

customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Servicing Agreement and the related Servicing Agreement, as applicable; provided, however, that the Master Servicer shall not (and, consistent with its responsibilities under Section 3A.02, shall not knowingly take any action to permit any Servicer to) knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause any REMIC created pursuant to the Indenture to fail to qualify as a REMIC or result in the imposition of a tax upon the Issuing Entity (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) unless the Master Servicer has received an Opinion of Counsel (but not at the expense of the Master Servicer) to the effect that the contemplated action will not cause any REMIC created pursuant to the Indenture to fail to qualify as a REMIC or result in the imposition of a tax upon any REMIC created pursuant to the Indenture. The Indenture Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any limited powers of attorney (in form acceptable to the Indenture Trustee) empowering the Master Servicer or any Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with the applicable Servicing Agreement and this Servicing Agreement, and the Indenture Trustee shall execute and deliver such other documents, as the Master Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Indenture Trustee shall have no liability for misuse of any such powers of attorney by the Master Servicer or any Servicer). If the Master Servicer or the Indenture Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Indenture Trustee or that the Indenture Trustee would be adversely affected under the "doing business" or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Indenture Trustee in the appointment of a co-trustee pursuant to Section 6.10 of the Indenture. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Indenture Trustee, be deemed to be the agent of the Indenture Trustee.

     Section 3A.04 Liabilities of the Master Servicer.

     The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Master Servicer, as the case may be, herein.

     Section 3A.05 Merger or Consolidation of the Master Servicer.

          (a) The Master Servicer will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Servicing Agreement, the Notes or any of the Mortgage Loans and to perform its duties under this Servicing Agreement.

          (b) Any Person into which the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor of the Master Servicer hereunder, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 3A.06 Regulation AB; Indemnification from the Master Servicer.

     For certain Sections herein, the Master Servicer shall indemnify and hold harmless the Depositor, the Securities Administrator, the Issuing Entity and their respective officers, directors, agents and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Master Servicer or any of its officers, directors, agents or Affiliates of its obligations under Sections 3.18 and 3.20, any material misstatement or omission in any documents prepared thereunder (to the extent the Master Servicer is responsible for providing information or calculating amounts included in such information), the failure of the Master Servicer or any related Sub-Servicer or Subcontractor to deliver or cause to be delivered when required any Assessment of Compliance or Accountant's Attestation required of it pursuant to Section 3.18, or any material misstatement or omission contained in any Assessment of Compliance, Accountant's Attestation or Annual Statement as to Compliance provided on its behalf pursuant to Section 3.18, as applicable, or the negligence, bad faith or willful misconduct of the Master Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the indemnified parties, then the Master Servicer agrees that it shall contribute to the amount paid or payable by the indemnified parties as a result of the losses, claims, damages or liabilities of the indemnified parties in such proportion as is appropriate to reflect the relative fault of the Master Servicer on the one hand and the indemnified parties on the other.

     Section 3A.07 Limitations on Liability of the Master Servicer and Others.

     Subject to the obligation of the Master Servicer to indemnify the Indemnified Persons pursuant to Section 3A.06:

          (a) Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Indenture Trustee, the Depositor, Wilshire, Litton, Countrywide, the Securities Administrator, the Issuing Entity and their respective officers, directors, agents and Affiliates or the Securityholders for taking any action or for refraining from taking any action in good faith pursuant to this Servicing Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of such Person's willful


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

misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

          (b) The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

          (c) The Master Servicer and any director, officer, employee or agent of the Master Servicer shall be indemnified by the Issuing Entity and held harmless thereby against any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or related to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Servicing Agreement, any Operative Document or the Securities, other than
(i) any such loss, liability or expense related to the Master Servicer's failure to perform its duties in compliance with this Servicing Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Servicing Agreement), or (ii) any such loss, liability or expense incurred by reason of the Master Servicer's willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

          (d) The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties under this Servicing Agreement and that in its opinion may involve it in any expense or liability; provided, however, the Master Servicer may in its discretion, undertake any such action which it may deem necessary or desirable with respect to this Servicing Agreement or the Countrywide Servicing Agreement and the rights and duties of the parties hereto and the interests of the Securityholders hereunder and thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Issuing Entity, and the Master Servicer shall be entitled to be reimbursed therefor out of the Master Servicer Collection Account as provided by Section 3.08. Nothing in this Subsection 3A.07(d) shall affect the Master Servicer's obligation to supervise, or to take such actions as are necessary to ensure, the servicing and administration of the Mortgage Loans pursuant to Section 3A.01.

          (e) In taking or recommending any course of action pursuant to this Servicing Agreement, unless specifically required to do so pursuant to this Servicing Agreement, the Master Servicer shall not be required to investigate or make recommendations concerning potential liabilities which the Issuing Entity might incur as a result of such course of action by reason of the condition of the Mortgaged Properties but shall give notice to the Indenture Trustee if it has notice of such potential liabilities.

          (f) The Master Servicer shall not be liable for any acts or omissions of any Servicer.

     Section 3A.08 Master Servicer Not to Resign.

     Except as provided in Section 3A.09, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon a determination that any such duties hereunder are no longer permissible under applicable law and such impermissibility cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee. No such resignation by the Master Servicer shall become effective until the Sponsor or the Indenture Trustee or a successor to the Master Servicer reasonably satisfactory to the Indenture Trustee shall have assumed the responsibilities, duties, liabilities and obligations of the Master Servicer in accordance with Article VII hereof. The Indenture Trustee shall notify the Rating Agencies of the resignation of the Master Servicer.

     If the Master Servicer and the Securities Administrator are the same entity, then at any time the Master Servicer is terminated as master servicer, the Securities Administrator shall likewise be removed as securities administrator.

     Section 3A.09 Sale and Assignment of Master Servicing.

     The Master Servicer may sell and assign its rights and delegate its duties and obligations in its entirety as Master Servicer under this Servicing Agreement; provided, however, that: (i) the purchaser or transferee accepting such assignment and delegation (a) shall be a Person which shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac; (b) shall have a net worth of not less than $10,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below); (c) shall be reasonably satisfactory to the Indenture Trustee (as evidenced in a writing signed by the Indenture Trustee); and (d) shall execute and deliver to the Indenture Trustee an agreement, in form and substance reasonably satisfactory to the Indenture Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Servicing Agreement, any custodial agreement from and after the effective date of such agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency's rating of the Notes in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer and the Indenture Trustee; and (iii) the Master Servicer assigning and selling the master servicing shall deliver to the Indenture Trustee an Officer's Certificate and an Opinion of Independent Counsel, each stating that all conditions precedent to such action under this Servicing Agreement have been completed and such action is permitted by and complies with the terms of this Servicing Agreement. No such assignment or delegation shall affect any liability of the Master Servicer arising prior to the effective date thereof.

     Section 3A.10 Compensation for the Master Servicer.

     The Master Servicer will be entitled to all income and gain realized from any investment of funds in the Master Servicer Collection Account, pursuant to Sections 3.05 and 3.08 herein, for the performance of its activities hereunder. The Master Servicer will also be entitled to the Master Servicing Fee. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Servicing Agreement.


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

                                   ARTICLE IV

                              SERVICING PROCEDURES

     Section 4.01 Advances.

          (a) Subject to the conditions of this Article IV, each Servicer, as required below, shall make an Advance and deposit such Advance in its Collection Account. The Servicers shall use commercially reasonable efforts to remit each such Advance no later than 2:30 p.m. EST, but in any case no later than 4:00 p.m. EST, on the Servicer Advance Date in immediately available funds. The Servicers shall be obligated to make any such Advance only to the extent that such advance would not be a Non-Recoverable Advance. If any of the Servicers shall have determined that it has made a Non-Recoverable Advance or that a proposed Advance or a lesser portion of such Advance would constitute a Non-Recoverable Advance, such Servicer shall deliver (i) to the Master Servicer for the benefit of the Securityholders, funds constituting the remaining portion of such Advance, if applicable, and (ii) to the Depositor, each Rating Agency, the NIMs Insurer, the Master Servicer and the Securities Administrator an Officer's Certificate setting forth the basis for such determination. Each Servicer may, in its sole discretion, make an Advance with respect to the principal portion of the final Scheduled Payment on a Balloon Loan, but no Servicer is under an obligation to do so; provided, however, that nothing in this sentence shall affect Wilshire's obligation under this Section 4.01 to Advance the interest portion of the final Scheduled Payment with respect to a Balloon Loan as if such Balloon Loan were a fully amortizing Mortgage Loan. Litton shall not advance any Balloon Amounts. If a Mortgagor does not pay its final Scheduled Payment on a Balloon Loan when due, the related Servicer shall Advance (unless it determines in its good faith judgment that such amounts would constitute a Non-Recoverable Advance) a full month of interest (net of the Servicing Fee) on the Stated Principal Balance thereof each month until its Stated Principal Balance is reduced to zero.

     In lieu of making all or a portion of such Advance from its own funds, the related Servicer may (i) cause to be made an appropriate entry in its records relating to its Collection Account that any amount held for future distribution has been used by such Servicer in discharge of its obligation to make any such Advance and (ii) transfer such funds from the Collection Account to the Master Servicer Collection Account. In addition, each Servicer shall have the right to reimburse itself for any such Advance from amounts held from time to time in the related Collection Account to the extent such amounts are not then required to be distributed. Any funds so applied and transferred pursuant to the previous two sentences shall be replaced by the related Servicer by deposit in the related Collection Account no later than the close of business on the Servicer Advance Date on which such funds are required to be distributed pursuant to this Servicing Agreement. Each Servicer shall be entitled to be reimbursed from the related Collection Account for all Advances of its own funds made pursuant to this Section as provided in Section 3.08. The obligation to make Advances with respect to any Mortgage Loan shall continue until the earlier of (i) such Mortgage Loan is paid in full, (ii) the related Mortgaged Property or related REO Property has been liquidated or until the purchase or repurchase thereof (or substitution therefor) from the Issuing Entity pursuant to any applicable provision of this Servicing Agreement, except as otherwise provided in this
Section 4.01, (iii) the related Servicer determines in its good faith judgment that such amounts would constitute a Non-Recoverable

Advance as provided in the preceding paragraph or (iv) the date on which such Mortgage Loan becomes 150 days delinquent as set forth below.

          (b) Notwithstanding anything in this Servicing Agreement to the contrary (including, but not limited to, Sections 3.01 and 4.01(a) hereof), no Advance or Servicing Advance shall be required to be made hereunder by any Servicer (including for the avoidance of doubt, the Master Servicer as successor servicer) if such Advance or Servicing Advance would, if made, constitute a Non-Recoverable Advance or a Non-Recoverable Servicing Advance. The determination by the related Servicer that it has made a Non-Recoverable Advance or a Non-Recoverable Servicing Advance or that any proposed Advance or Servicing Advance, if made, would constitute a Non-Recoverable Advance or a Non-Recoverable Servicing Advance, respectively, shall be evidenced by an Officer's Certificate of such Servicer delivered to the Depositor, the Master Servicer and the Securities Administrator. In addition, each Servicer (including the Master Servicer if acting as successor servicer) shall not be required to advance any Relief Act Reductions or shortfalls due to bankruptcy proceedings. Litton (including the Master Servicer if acting as successor servicer) will not make any Advances of principal on any Mortgage Loans or REO Properties and will not make any Advances of Balloon Amounts.

     Notwithstanding the foregoing, no Servicer shall be required to make any Advances for any Mortgage Loan after such Mortgage Loan becomes 150 days delinquent or for Relief Act shortfalls or Mortgage Loans in bankruptcy. The related Servicer shall identify such delinquent Mortgage Loans in the Remittance Report referenced in Section 3.24. In addition, each Servicer shall provide, at the time of delivery of such Remittance Report, the Master Servicer with an Officer's Certificate listing such delinquent Mortgage Loans and certifying that such loans are 150 days or more delinquent.

     Section 4.02 Reduction of Servicing Compensation in Connection with Prepayment Interest Shortfalls

     In the event that any Mortgage Loan (other than a HELOC) is the subject of a Prepayment Interest Shortfall, the related Servicer shall, from amounts in respect of the Servicing Fee for such Payment Date, deposit into the related Collection Account, as a reduction of the Servicing Fee for such Payment Date, no later than the Servicer Advance Date immediately preceding such Payment Date, an amount up to the Compensating Interest. In case of such deposit, the related Servicer shall not be entitled to any recovery or reimbursement from the Depositor, the Indenture Trustee, the Master Servicer, the Securities Administrator, the Issuing Entity or the Securityholders. With respect to any Payment Date, to the extent that the Prepayment Interest Shortfall exceeds Compensating Interest (such excess, a "Non-Supported Interest Shortfall"), such Non-Supported Interest Shortfall shall reduce the Current Interest with respect to each Class of Securities, pro rata based upon the amount of interest each such Class would otherwise be entitled to receive on such Payment Date.

     Notwithstanding the foregoing, there shall be no reduction of the Servicing Fee in connection with Prepayment Interest Shortfalls related to the Relief Act or bankruptcy proceedings and no Servicer (including the Master Servicer as successor servicer) shall be obligated to pay Compensating Interest with respect to Prepayment Interest Shortfalls related to the Relief Act or bankruptcy proceedings


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

                                    ARTICLE V

                                 PAYMENT ACCOUNT

     Section 5.01 Payment Account.

     The Securities Administrator shall establish and maintain a Payment Account titled "Citibank, N.A., as Indenture Trustee, for the benefit of the Securityholders and the Certificate Paying Agent pursuant to the Indenture, dated as of the Closing Date, between Merrill Lynch Mortgage Investors Trust, Series 2007-SL1, LaSalle Bank National Association and Citibank, N.A." The Payment Account shall be an Eligible Account. On each Payment Date, amounts on deposit in the Payment Account will be distributed by the Securities Administrator in accordance with the relevant Section in the Indenture.

                                   ARTICLE VI

              THE SERVICERS, THE MASTER SERVICER AND THE DEPOSITOR

     Section 6.01 Respective Liabilities of the Master Servicer, the Servicers and the Depositor.

     The Master Servicer, the Servicers and the Depositor shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

     Section 6.02 Merger or Consolidation of the Master Servicer, the Servicers or the Depositor

     Except as provided in the next paragraph, the Master Servicer, the Servicers and the Depositor will each keep in full effect its existence, rights and franchises as a corporation or banking association under the laws of the United States or under the laws of one of the States thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Servicing Agreement, or any of the Mortgage Loans and to perform its respective duties under this Servicing Agreement.

     Any Person into which the Master Servicer, any of the Servicers or the Depositor may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Master Servicer, any of the Servicers or the Depositor shall be a party, or any Person succeeding to the business of the Master Servicer, any of the Servicers or the Depositor, shall be the successor of the Master Servicer, such Servicer or the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding (except for the execution of an assumption agreement where such succession is not effected by operation of law); provided, however, that the successor or surviving Person to such Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, Fannie Mae or Freddie Mac.


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

     Section 6.03 Limitation on Liability of the Master Servicer, the Servicers, the Depositor and Others

     None of the Master Servicer, the Servicers, the Depositor or any of the directors, officers, employees or agents of the Master Servicer, the Servicers or the Depositor shall be under any liability to the parties hereto or the Securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Servicing Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer, the Servicer, the Depositor or any such Person against any breach of representations or warranties made by it herein or protect the Master Servicer, the Servicers, the Depositor or any such Person from any liability that would otherwise be imposed by reasons of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Master Servicer, the Servicers or the Depositor and any director, officer, employee or agent of the Master Servicer, the Servicers or the Depositor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer, the Servicers or the Depositor and any director, officer, employee or agent of the Master Servicer, the Servicers or the Depositor shall be indemnified by the Issuing Entity and held harmless against any loss, liability or expense, incurred in connection with the performance of their duties under this Servicing Agreement or incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Servicing Agreement or the Securities, other than any loss, liability or expense (i) incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder or (ii) which does not constitute an "unanticipated expense" within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(ii). None of the Master Servicer, the Servicers or the Depositor shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and that in its opinion may involve it in any expense or liability; provided, however, that any of the Master Servicer, the Servicers or the Depositor in its discretion may undertake any such action that it may deem necessary or desirable in respect of this Servicing Agreement and the rights and duties of the parties hereto and the interests of the Indenture Trustee and the Securityholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be, expenses, costs and liabilities of the Issuing Entity, and the Master Servicer, the Servicers and the Depositor shall be entitled to be reimbursed therefor out of the Collection Account as provided by Section 3.08 hereof. The provisions of this Section 6.03 shall survive any termination of this Agreement and the resignation or removal of the Depositor, the Master Servicer, the Securities Administrator or a Servicer, as applicable, and shall be construed to include, but not be limited to any loss, liability or expense under any environmental law.

     Notwithstanding anything herein to the contrary, in preparing or furnishing any information, reports or certifications pursuant to this Servicing Agreement, the Master Servicer and each Servicer shall be entitled to rely conclusively on the accuracy of the information or data provided to it by any other party to the Servicing Agreement or Countrywide under the Countrywide Servicing Agreement and shall have no liability for any errors therein.

     Section 6.04 Limitation on Resignation of Servicers.


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     Subject to the provisions of Section 7.01, the second paragraph of Section
7.02, the second paragraph of Section 6.02 and the following paragraph of this
Section 6.04, the Servicers shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law and such impermissibility cannot be cured. Any such determination permitting the resignation of any of the Servicers shall be evidenced by an Opinion of Counsel to such effect delivered to the NIMs Insurer and the Master Servicer. No such resignation by a Servicer shall become effective until the Master Servicer or a successor servicer reasonably acceptable to the NIMs Insurer and the Master Servicer is appointed and has assumed the Servicer's responsibilities, duties, liabilities and obligations hereunder. Any such resignation shall not relieve a Servicer of any of the obligations specified in Section 7.01 and 7.02 as obligations that survive the resignation or termination of such Servicer.

     Notwithstanding anything to the contrary in the previous paragraph of this
Section 6.04, the Securities Administrator, the NIMs Insurer and the Indenture Trustee hereby specifically (i) consent to the pledge and assignment by a Servicer of all the Servicer's right, title and interest in, to and under this Servicing Agreement to the Servicing Rights Pledgee, if any, for the benefit of certain lenders, and (ii) agree that upon delivery to the Indenture Trustee by the Servicing Rights Pledgee of a letter signed by such Servicer whereby such Servicer shall resign as a Servicer under this Servicing Agreement, notwithstanding anything to the contrary which may be set forth in Section 3.04 above, the Master Servicer shall appoint the Servicing Rights Pledgee or its designee as successor servicer, provided that such Servicer's resignation will not be effective unless, at the time of such appointment, the Servicing Rights Pledgee or its designee (i) meets the requirements of a successor servicer under
Section 7.03 of this Servicing Agreement (including being acceptable to the Rating Agencies), provided, that the consent and approval of the Securities Administrator, the NIMs Insurer and the Indenture Trustee shall be deemed to have been given to the Servicing Rights Pledgee or its designee, and the Servicing Rights Pledgee and its designee are hereby agreed to be acceptable to the Securities Administrator, the NIMs Insurer and the Indenture Trustee and
(ii) agrees to be subject to the terms of this Servicing Agreement. If, pursuant to any provision hereof, the duties of a Servicer are transferred to a successor servicer, the entire amount of the Servicing Fee and other compensation payable to such Servicer pursuant hereto shall thereafter be payable to such successor servicer.

     Section 6.05 Errors and Omissions Insurance; Fidelity Bonds

     Each Servicer shall, for so long as it acts as servicer under this Servicing Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder, and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of Fannie Mae or Freddie Mac for such servicers performing servicing for mortgage loans purchased by Fannie Mae or Freddie Mac. Each Servicer shall provide the NIMs Insurer, the Master Servicer and the Indenture Trustee, upon request and reasonable notice, with copies of such policies and fidelity bond or a certification from the insurance provider evidencing such policies and fidelity bond. Each Servicer may be deemed to have complied with this provision if an Affiliate of such Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to such Servicer. In the event that any such policy or


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

bond ceases to be in effect, the related Servicer shall use its reasonable best efforts to obtain a comparable replacement policy or bond from an insurer or issuer meeting the requirements set forth above as of the date of such replacement. With respect to Wilshire only, any such policy or fidelity bond shall by its terms not be cancelable without thirty days' prior written notice to the Master Servicer and the Indenture Trustee.

     With respect to Litton only, each year, together with the Annual Statement as to Compliance delivered pursuant to Section 3.17, Litton shall cause to be delivered to the Master Servicer proof of coverage of the fidelity bond and errors and omissions insurance policy and a statement from the surety and the insurer that the surety and the insurer shall endeavor to notify the Master Servicer within thirty (30) days prior to such fidelity bond's errors and omissions insurance policy's termination or material modification.

                                   ARTICLE VII

                                     DEFAULT

     Section 7.01 Events of Default.

          (a) "Servicing Default," wherever used herein, means any one of the following events:

               (i) any failure by such Servicer to make any Advance, to deposit in the Collection Account or remit to the Master Servicer any payment (excluding a payment required to be made under Section 4.01 hereof) required to be made under the terms of this Servicing Agreement, which failure shall continue unremedied for three (3) Business Days and, with respect to a payment required to be made under Section 4.01 hereof, for one (1) Business Day, after the date on which written notice of such failure shall have been given to the related Servicer, the Master Servicer the Indenture Trustee and the Depositor by the Indenture Trustee, the Master Servicer or the Depositor, or to the related Servicer, the Indenture Trustee, the Depositor and the Master Servicer by the Holders of Securities evidencing greater than 50% of the Voting Rights evidenced by the Securities; or

               (ii) any failure by such Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of such Servicer contained in this Servicing Agreement (other than clause (vi) below) or any representation or warranty shall prove to be untrue, which failure or breach shall continue unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to such Servicer, the Master Servicer, the Indenture Trustee and the Depositor by the Master Servicer, the Indenture Trustee or the Depositor, or to the Servicer, the Master Servicer, the Indenture Trustee and the Depositor by the Holders of Securities evidencing greater than 50% of the Voting Rights evidenced by the Securities; or

               (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against such Servicer and such


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

decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

               (iv) consent by such Servicer to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to such Servicer or all or substantially all of the property of such Servicer; or

               (v) admission by such Servicer in writing of its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

               (vi) any failure by such Servicer to duly perform, within the required time period, its obligations under Sections 3.17, 3.18 and 3.20 of this Servicing Agreement, which failure continues unremedied for a period of ten (10) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to such Servicer by the Indenture Trustee or any other party to this Servicing Agreement.

     If a Servicing Default shall occur with respect to Wilshire or Litton or a termination event shall occur under the Countrywide Servicing Agreement with respect to Countrywide, then, and in each and every such case, so long as such Servicing Default shall not have been remedied within the applicable grace period, the Indenture Trustee may, or at the direction of the NIMs Insurer or the Holders of Securities evidencing greater than 50% of the Voting Rights evidenced by the Securities shall, by notice in writing to the related Servicer, (with a copy to each Rating Agency), terminate all of the rights and obligations of Wilshire or Litton under this Servicing Agreement or Countrywide under the Countrywide Servicing Agreement, as applicable, and in and to the related Mortgage Loans and the proceeds thereof, other than its rights as a Securityholder hereunder. On or after the receipt by a Servicer of such written notice, all authority and power of such Servicer hereunder, whether with respect to the related Mortgage Loans or otherwise, shall pass to and be vested in the Master Servicer. To the extent the Servicing Default resulted from the failure of a Servicer to make a required Advance, the Master Servicer shall thereupon make any Advance described in Section 4.01 hereof subject to Section 3.04 hereof. The Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of such Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of any Servicer to pay amounts owed pursuant to Article VI. Each Servicer agrees to cooperate with the Master Servicer in effecting the termination of such Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Master Servicer of all cash amounts which shall at the time be credited to the related Collection Account, or thereafter be received with respect to the Mortgage Loans. The related Servicer and the Master Servicer shall promptly notify the Rating Agencies of the occurrence of a Servicing Default, such notice to be provided in any event within two Business Days of such occurrence.


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

     Notwithstanding any termination of the activities of a Servicer hereunder, such Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan that was due prior to the notice terminating such Servicer's rights and obligations as Servicer hereunder and received after such notice, that portion thereof to which such Servicer would have been entitled pursuant to Sections 3.08(a) (i) through (ix), (xi), (xii),
(xiv) and (xv), and any other amounts payable to such Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder. Notwithstanding anything herein to the contrary, upon termination of a Servicer hereunder, any liabilities of such Servicer which accrued prior to such termination shall survive such termination.

          (b) "Master Servicer Event of Default," wherever used herein, means any one of the following events:

               (i) any failure by the Master Servicer to make any Advance, to deposit in the Master Servicer Collection Account or remit to the Securities Administrator any payment required to be made under the terms of this Servicing Agreement, which failure shall continue unremedied for three (3) Business Days after the date on which written notice of such failure shall have been given to the Master Servicer by the Indenture Trustee or the Depositor, or to the Indenture Trustee, the Depositor and the Master Servicer by the Holders of Securities evidencing greater than 50% of the Voting Rights evidenced by the Securities; or

               (ii) any failure by the Master Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Servicing Agreement or any representation or warranty shall prove to be untrue, which failure or breach shall continue unremedied for a period of sixty (60) days after the date on which written notice of such failure shall have been given to the Master Servicer by the Indenture Trustee or the Depositor, or to the Master Servicer, the Indenture Trustee and the Depositor by the Holders of Securities evidencing greater than 50% of the Voting Rights evidenced by the Securities; or

               (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) consecutive days; or

               (iv) consent by the Master Servicer to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or all or substantially all of the property of the Master Servicer; or

               (v) admission by the Master Servicer in writing of its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or


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

               (vi) any failure by the Master Servicer to duly perform, within the required time period, its obligations under Sections 3.17, 3.18 and 3.20 of this Servicing Agreement, which failure continues unremedied for a period of ten
(10) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Indenture Trustee or any other party to this Servicing Agreement.

     If a Master Servicer Event of Default shall occur with respect to the Master Servicer, then, and in each and every such case, so long as such Master Servicer Event of Default shall not have been remedied within the applicable grace period, the Indenture Trustee may, or at the direction of the Holders of Securities evidencing greater than 50% of the Voting Rights evidenced by the Securities shall, by notice in writing to the Master Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of the Master Servicer under this Servicing Agreement and in and to the related Mortgage Loans and the proceeds thereof, other than its rights as a Securityholder hereunder. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer hereunder, whether with respect to the related Mortgage Loans or otherwise, shall pass to and be vested in the Indenture Trustee. To the extent the Master Servicer Event of Default resulted from the failure of the Master Servicer to make a required Advance, the Indenture Trustee (solely in its capacity as successor master servicer) shall thereupon make any Advance described in Section 4.01 hereof subject to Section 3A.01 hereof. The Indenture Trustee (solely in its capacity as successor master servicer) is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of the Master Servicer to pay amounts owed pursuant to Article VIII. The Master Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Indenture Trustee of all cash amounts which shall at the time be credited to the Master Servicer Collection Account, or thereafter be received with respect to the Mortgage Loans. The Master Servicer and the Indenture Trustee shall promptly notify the Rating Agencies of the occurrence of a Master Servicer Event of Default, such notice to be provided in any event within two Business Days of such occurrence.

               Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan that was due prior to the notice terminating the Master Servicer's rights and obligations as Master Servicer hereunder and received after such notice, that portion thereof to which the Master Servicer would have been entitled pursuant to Sections 3.08(b), and any other amounts payable to the Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder. Notwithstanding anything herein to the contrary, upon termination of the Master Servicer hereunder, any liabilities of the Master Servicer which accrued prior to such termination shall survive such termination.

     Section 7.02 Master Servicer or Indenture Trustee to Act; Appointment of Successor.


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

          (a) On and after the time a Servicer receives a notice of termination pursuant to Section 7.01 hereof (or with respect to Countrywide, under Section
6.01 of the Countrywide Servicing Agreement), the Master Servicer shall, to the extent provided in Section 3.04, be the successor to such Servicer in its capacity as servicer under this Servicing Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on such Servicer by the terms and provisions hereof and applicable law including the obligation to make advances pursuant to Section 4.01. As compensation therefor, subject to the last paragraph of Section 7.01, the Master Servicer shall be entitled to all fees, compensation and reimbursement for costs and expenses that such Servicer would have been entitled to hereunder if such Servicer had continued to act hereunder. Notwithstanding the foregoing, if the Master Servicer has become the successor to such Servicer in accordance with Section 7.01 hereof, the Master Servicer may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Section 4.01 hereof or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution provided the appointment of such successor shall be approved by the NIMs Insurer and does not adversely affect the then current rating of the Securities by each Rating Agency as the successor to such Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Any successor Servicer shall be an institution that is acceptable to the NIMs Insurer and is a Fannie Mae and Freddie Mac approved seller/servicer in good standing, that has a net worth of at least $15,000,000, and that is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Master Servicer an agreement accepting such delegation and assignment, that contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the related Servicer (other than liabilities of the Servicer under Section 6.03 hereof incurred prior to termination of such Servicer under Section 7.01), with like effect as if originally named as a party to this Servicing Agreement; and provided further that each Rating Agency acknowledges that its rating of the Securities in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation. No appointment of a successor to the Servicer hereunder shall be effective until the Master Servicer shall have consented thereto, prior written consent of the NIMs Insurer has been obtained and written notice of such proposed appointment shall have been provided by the Master Servicer to each Securityholder. The Master Servicer shall not resign as servicer until a successor servicer has been appointed and has accepted such appointment. Pending appointment of a successor to a Servicer hereunder, the Master Servicer, unless the Master Servicer is prohibited by law from so acting, shall, subject to Section 3.04 hereof, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Master Servicer may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted such Servicer hereunder. The Master Servicer and such successor shall take such action, consistent with this Servicing Agreement, as shall be necessary to effectuate any such succession. Neither the Master Servicer nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the related Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.


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

     Any successor to a Servicer as servicer shall give notice to the Mortgagors of such change of servicer and shall, during the term of its service as servicer maintain in force the policy or policies that such Servicer is required to maintain pursuant to Section 6.05.

          (b) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 hereof, the Indenture Trustee shall, to the extent provided in Section 3A.01, be the successor to the Master Servicer in its capacity as master servicer under this Servicing Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and applicable law including the obligation to make advances pursuant to Section 4.01. As compensation therefor, subject to the last paragraph of Section 7.01, the Indenture Trustee shall be entitled to all fees, compensation and reimbursement for costs and expenses that the Master Servicer would have been entitled to hereunder if the Master Servicer had continued to act hereunder. Notwithstanding the foregoing, if the Indenture Trustee has become the successor to the Master Servicer in accordance with
Section 7.01 hereof, the Indenture Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Section 4.01 hereof or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution provided the appointment of such successor does not adversely affect the then current rating of the Securities by each Rating Agency as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Any successor Master Servicer shall be an institution that is a Fannie Mae and Freddie Mac approved seller/servicer in good standing, that has a net worth of at least $15,000,000, and that is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Indenture Trustee an agreement accepting such delegation and assignment, that contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer (other than liabilities of the Master Servicer under Sections 6.03 and 3A.07 hereof incurred prior to termination of the Master Servicer under Section 7.01), with like effect as if originally named as a party to this Servicing Agreement; and provided further that each Rating Agency acknowledges that its rating of the Securities in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation. No appointment of a successor to the Master Servicer hereunder shall be effective until the Indenture Trustee shall have consented thereto and written notice of such proposed appointment shall have been provided by the Indenture Trustee to each Securityholder. The Indenture Trustee shall not resign as master servicer until a successor master servicer has been appointed and has accepted such appointment. Pending appointment of a successor to the Master Servicer hereunder, the Indenture Trustee, unless the Indenture Trustee is prohibited by law from so acting, shall, subject to Section 3A.01 hereof, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Master Servicer hereunder. The Indenture Trustee and such successor shall take such action, consistent with this Servicing Agreement, as shall be necessary to effectuate any such succession. Neither the Indenture Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case


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

caused by the failure of the Master Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

     Section 7.03 Notification to Securityholders.

     Upon any termination of or appointment of a successor to the Master Servicer, Wilshire, Litton or Countrywide pursuant to this Article VII and Sections 3A.08 or 6.04, respectively, the Securities Administrator shall give prompt written notice thereof to the Securityholders, the Issuing Entity and each Rating Agency or, as applicable, the Master Servicer shall give prompt written notice thereof to the Securities Administrator.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

     Section 8.01 Amendment.

     This Servicing Agreement may be amended from time to time by the parties hereto, provided that any amendment be accompanied by a tax opinion to the effect that neither such amendment nor any action permitted by such amendment and not otherwise permitted by this Servicing Agreement will cause any REMIC created pursuant to the Indenture to fail to qualify as a REMIC or give rise to the imposition of a tax on "prohibited transactions" of a REMIC. Promptly after the execution by each Servicer, the Depositor, the Issuing Entity, the Master Servicer, the Securities Administrator and the Indenture Trustee of any amendment of this Servicing Agreement pursuant to this Section 8.01, the Securities Administrator shall provide the Rating Agencies with written copies thereof. Any failure of the Securities Administrator to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

     The Issuing Entity shall not enter into any amendment to this Servicing Agreement that could have a materially adverse effect on the Swap Counterparty without first obtaining the consent of the Swap Counterparty, as applicable.

     Section 8.02 Governing Law.

     THIS SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 8.03 Notices.

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, to (a) in the case of Wilshire, Wilshire Credit Corporation, 14523 SW Millikan Way, Suite 200, Beaverton, Oregon 97005 Attention: Heidi Peterson, (b) in the case of Moody's Investors Service, 99 Church Street, 4th Floor, New York, New York 10007, (c) in the case of Standard & Poor's, 55 Water Street - 41st Floor, New York, New York 10041, (d) in the case of


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

Fitch Ratings, One State Street Plaza, New York, New York 10004, (e) in the case of the Issuing Entity, in care of Wilmington Trust Company, as set forth in the Trust Agreement, (f) in the case of the Securities Administrator or the Master Servicer, LaSalle Bank National Association, 135 South LaSalle Street, Suite 1511, Chicago, Illinois 60603 Attention: Global Securities and Trust Services--MLMI 2007-SL1, (g) in the case of the Indenture Trustee, Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, New York, 10013, Attention:
Structured Finance Agency and Trust - MLMI 2007-SL1, (h) in the case of the Depositor, at Merrill Lynch Mortgage Investors, Inc., 250 Vesey Street, 4 World Financial Center, 10th Floor, New York, New York 10080, Attention: MLMI 2007-SL1; (i) in the case of the Underwriter, at Merrill Lynch Mortgage Investors, Inc., 250 Vesey Street, 4 World Financial Center, 10th Floor, New York, New York 10080, Attention: MLMI 2007-SL1; (j) in the case of the Sponsor, at Merrill Lynch Mortgage Lending, Inc., 250 Vesey Street, 4 World Financial Center, 10th Floor, New York, New York 10080, Attention: MLMI 2007-SL1; (k) in the case of Litton, at Litton Loan Servicing LP, 4828 Loop Central Drive, Houston, Texas 77081, Attention: Janice McClure, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Securityholder shall be given by first class mail, postage prepaid, at the address of such Securityholder as shown in the Register. Any notice so mailed within the time prescribed in this Servicing Agreement shall be conclusively presumed to have been duly given, whether or not the Securityholder receives such notice. Any notice or other document required to be delivered or mailed by the Securities Administrator to any Rating Agency shall be given on a reasonable efforts basis and only as a matter of courtesy and accommodation and the Securities Administrator shall have no liability for failure to delivery such notice or document to any Rating Agency.

     Section 8.04 Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Servicing Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of this Servicing Agreement or of the Securities or the rights of the Securityholders thereof.

     Section 8.05 Third-Party Beneficiaries.

     This Servicing Agreement will inure to the benefit of and be binding upon the parties hereto, the Securityholders, the Owner Trustee, the Swap Counterparty, the Corridor Counterparty, the NIMs Insurer and their respective successors and permitted assigns. Except as otherwise provided in this Servicing Agreement, no other Person will have any right or obligation hereunder.

     Section 8.06 Counterparts.

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 8.07 Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 8.08 Termination.

     The respective obligations and responsibilities of the Servicers, the Master Servicer, the Securities Administrator, the Issuing Entity and the Indenture Trustee created hereby shall terminate upon the last action required to be taken by the Issuing Entity pursuant to the Trust Agreement and by the Securities Administrator pursuant to the Indenture following the later of the date on or before which the Indenture or Trust Agreement is terminated.

     Section 8.09 Certain Matters Affecting the Indenture Trustee and the Securities Administrator.

     For all purposes of this Servicing Agreement, in the performance of any of its duties or in the exercise of any of its powers hereunder, the Indenture Trustee and the Securities Administrator shall be subject to and entitled to the benefits of Article VI of the Indenture.

     Section 8.10 Owner Trustee Not Liable for Mortgage Files.

     The recitals contained herein shall not be taken as the statements of the Owner Trustee, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Servicing Agreement, of any Operative Document or of the Securities (other than the signatures of the Owner Trustee on the Securities) or the Notes, or of any Mortgage Files. The Owner Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Securityholders under the Trust Agreement or the Noteholders under the Indenture, including, the compliance by the Depositor or the Sponsor with any warranty or representation made under any Operative Document or in any related document or the accuracy of any such warranty or representation, or any action of the Paying Agent, the Certificate Registrar or the Securities Administrator taken in the name of the Owner Trustee.

     It is expressly understood and agreed by the parties hereto that with respect to the execution of this Servicing Agreement by Wilmington Trust Company for the Issuing Entity (a) this Servicing Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuing Entity is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuing Entity, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuing Entity or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuing Entity under this Servicing Agreement or any other related documents.

     Section 8.11 Additional Termination Requirements.

          (a) Notwithstanding any other terms of this Servicing Agreement, prior to termination of the Trust Estate, each Servicer may prepare a reconciliation of all Advances and Servicing Advances made by it for which it has not been reimbursed and a reasonable estimate of all additional Servicing Advances and other costs for which it would be entitled to be reimbursed if the Trust Estate were not being terminated, including without limitation, any Servicing Advances and other costs arising under Section 6.03, and such Servicer may recover these Advances, Servicing Advances and estimated Servicing Advances and other costs from the Collection Account (to the extent that such recovery of Servicing Advances, estimated Servicing Advances and other costs constitutes "unanticipated expenses" within the meaning of Treasury Regulation Section 1.860G 1(b)(3)(ii)).

          (b) Notwithstanding any other terms of this Servicing Agreement, unless a Servicer previously has notified the Indenture Trustee that it has entered into a servicing agreement for the servicing after the termination date of the Trust Estate assets, at least twenty (20) days prior to any termination of the Trust Estate, the Depositor shall notify such Servicer in writing to transfer the assets of the Trust Estate as of the termination date to the person specified in the notice, or if such person is not then known, to continue servicing the assets until the date that is twenty (20) days after the termination date and on the termination date, the Depositor shall notify such Servicer of the person to whom the assets should be transferred on that date. In the latter event such Servicer shall be entitled to recover its servicing fee and any advances made for the interim servicing period from the collections on the assets which have been purchased from the Trust Estate and the new owner of the assets, and the agreements for the new owner to obtain ownership of the assets of the Trust Estate shall so provide.

     Section 8.12 Entire Agreement.

     This Servicing Agreement shall constitute the entire agreement between the parties with respect to the matters contained herein and shall supersede any prior written or oral agreements relating thereto.

     Section 8.13 Additional Rights of the NIMs Insurer

     Provided that a party to this Servicing Agreement has been provided with the contact information of the NIMs Insurer, such party, any agent thereof and any successor thereto shall furnish to the NIMs Insurer a copy of any notice, direction, demand, opinion, schedule, list, certificate, report or filing required to be provided under this Servicing Agreement and provided by it or on its behalf to any other Person pursuant to this Servicing Agreement at the same time, in the same form and in the same manner as such communication is so provided and shall address or cause such communication to be addressed to the NIMs Insurer in addition to any other addressee thereof. With respect to the Security Administrator, such obligation shall be satisfied with the provision of access to the NIMs Insurer to the Security Administrator's website.

     Wherever in this Servicing Agreement there shall be a requirement that there be no downgrade, reduction, withdrawal or qualification of or other effect on the rating of any Class of Securities by any Rating Agency as of any date, there also shall be deemed to be a requirement that there be no such effect on any class of notes issued pursuant to the NIM Indenture and guaranteed by the NIMs Insurer as of such date. In addition, unless there exists a continuance of any failure by the NIMs Insurer to make a required payment under the policy insuring the NIM Notes (such event, a "NIMs Insurer Default"), wherever in this Servicing Agreement there shall be a requirement that any Person or any communication, object or other matter be acceptable or satisfactory to or otherwise receive the consent or other approval of any other Person (whether as a condition to the eligibility of such Person to act in any capacity, as a condition to any circumstance or state of affairs related to such matter, or otherwise), there also shall be deemed to be a requirement that such Person or matter be approved in writing by the NIMs Insurer, which approval shall not be unreasonably withheld or delayed.

     IN WITNESS WHEREOF, Wilshire, the Master Servicer, the Securities Administrator, the Indenture Trustee, the Depositor, Litton, the Sponsor and the Issuing Entity have caused this Servicing Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

                                        WILSHIRE CREDIT CORPORATION, as Servicer


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                                --------------------------------


                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as Master Servicer and as Securities
                                        Administrator


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MERRILL LYNCH MORTGAGE INVESTORS TRUST,
                                        SERIES 2007-SL1

                                        By: WILMINGTON TRUST COMPANY,
                                            not in its individual capacity but
                                            solely as Owner Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        CITIBANK, N.A., not in its individual
                                        capacity, but solely as Indenture
                                        Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        as Depositor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        MERRILL LYNCH MORTGAGE LENDING, INC.,
                                        as Sponsor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        LITTON LOAN SERVICING LP


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   EXHIBIT A-1
                             MORTGAGE LOAN SCHEDULE

                          [TO BE PROVIDED UPON REQUEST]


                                      A-1-1

                                   EXHIBIT A-2
                             MORTGAGE LOAN SCHEDULE

                          [TO BE PROVIDED UPON REQUEST]


                                      A-2-1

                                   EXHIBIT B
                           FORM OF POWER OF ATTORNEY

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO
[-----------------]
[-----------------]
[-----------------]
Attn:
      ---------------------------------


                            LIMITED POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that Citibank, N.A., having its principal place of business at ___________________, as Indenture Trustee (the "Indenture Trustee") pursuant to that Mortgage Loan Servicing Agreement (the "Servicing Agreement"), dated as of May 1, 2007, among Wilshire Credit Corporation, as a servicer, Litton Loan Servicing LP, as a servicer, LaSalle Bank National Association, as master servicer and securities administrator, Merrill Lynch Mortgage Investors Trust, Series 2007-SL1, as issuing entity, Indenture Trustee, Merrill Lynch Mortgage Investors, Inc., as depositor, and Merrill Lynch Mortgage Lending, Inc., as sponsor, hereby constitutes and appoints [_______], by and through [______]'s officers, the Indenture Trustee's true and lawful Attorney-in-Fact, in the Indenture Trustee's name, place and stead and for the Indenture Trustee's benefit, in connection with all mortgage loans serviced by [______] pursuant to the Servicing Agreement for the purpose of performing all acts and executing all documents in the name of the Indenture Trustee as may be customarily and reasonably necessary and appropriate to effectuate the following enumerated transactions in respect of any of the mortgages or deeds of trust (the "Mortgages" and the "Deeds of Trust", respectively) and promissory notes secured thereby (the "Mortgage Notes") for which the undersigned is acting as Indenture Trustee for various certificateholders (whether the undersigned is named therein as mortgagee or beneficiary or has become mortgagee by virtue of endorsement of the Mortgage Note secured by any such Mortgage or Deed of Trust) and for which [_______] is acting as servicer, all subject to the terms of the Servicing Agreement.

This appointment shall apply to the following enumerated transactions only:

     1. The modification or re-recording of a Mortgage or Deed of Trust, where said modification or re-recordings is for the purpose of correcting the Mortgage or Deed of Trust to conform same to the original intent of the parties thereto or to correct title errors discovered after such title insurance was issued and said modification or re-recording, in either instance, does not adversely affect the lien of the Mortgage or Deed of Trust as insured.

     2. The subordination of the lien of a Mortgage or Deed of Trust to an easement in favor of a public utility company of a government agency or unit with powers of eminent domain; this section shall include, without limitation, the execution of partial satisfactions/releases, partial reconveyances or the execution or requests to trustees to accomplish same.

     3. The conveyance of the properties to the mortgage insurer, or the closing of the title to the property to be acquired as real estate owned, or conveyance of title to real estate owned.

     4. The completion of loan assumption agreements.

     5. The full satisfaction/release of a Mortgage or Deed of Trust or full conveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related Mortgage Note.

     6. The assignment of any Mortgage or Deed of Trust and the related Mortgage Note, in connection with the repurchase of the mortgage loan secured and evidenced thereby.

     7. The full assignment of a Mortgage or Deed of Trust upon payment and discharge of all sums secured thereby in conjunction with the refinancing thereof, including, without limitation, the assignment of the related Mortgage Note.

     8. With respect to a Mortgage or Deed of Trust, the foreclosure, the taking of a deed in lieu of foreclosure, or the completion of judicial or non-judicial foreclosure or termination, cancellation or rescission of any such foreclosure, including, without limitation, any and all of the following acts:

     a. the substitution of trustee(s) serving under a Deed of Trust, in accordance with state law and the Deed of Trust;

     b. the preparation and issuance of statements of breach or non-performance;

     c. the preparation and filing of notices of default and/or notices of sale;

     d. the cancellation/rescission of notices of default and/or notices of sale;

     e. the taking of a deed in lieu of foreclosure; and

     f. the preparation and execution of such other documents and performance of such other actions as may be necessary under the terms of the Mortgage, Deed of Trust or state law to expeditiously complete said transactions in paragraphs 8.a. through 8.e., above.

The undersigned gives said Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by or under this Limited Power of Attorney as fully as the undersigned might or could do, and hereby does ratify and confirm to all that said Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

Third parties without actual notice may rely upon the exercise of the power granted under this Limited Power of attorney; and may be satisfied that this Limited Power of Attorney shall continue in full force and effect and has not been revoked unless an instrument of revocation has been made in writing by the undersigned.

This limited power of attorney has been executed and is effective as of this ___ day of _________ and the same and any subsequent limited power of attorney given to any Subservicer shall terminate on the date that is the earlier of (i) one year from the date hereof and (ii) until revoked in writing by the undersigned.

IN WITNESS WHEREOF,                     as Indenture Trustee pursuant to that
Servicing Agreement among Wilshire Credit Corporation, Litton Loan Servicing LP, LaSalle Bank National Association, Merrill Lynch Mortgage Investors Trust, Series 2007-SL1, Indenture Trustee, Merrill Lynch Mortgage Investors, Inc. and Merrill Lynch Mortgage Lending, Inc., dated as of May 1, 2007, has caused its corporate seal to be hereto affixed and these presents to be signed and acknowledged in its name and behalf by its duly elected and authorized Vice
President this         day of ___________, 200__.



-----------------------------------
as Indenture Trustee for Merrill Lynch Mortgage Investors Trust, Series 2007-SL1

By
   --------------------------------
STATE OF

COUNTY OF

On         , _________, 200__, before me, the undersigned, a Notary Public in and for said state, personally appeared , Vice President of as Indenture Trustee for Merrill Lynch Mortgage Investors Trust, Series 2007-SL1, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed that same in his/her authorized capacity, and that by his/her signature on the instrument the entity upon behalf of which the person acted and executed the instrument.

WITNESS my hand and official seal.
         (SEAL)


------------------------------------
Notary Public
My Commission Expires
                      -------------------------

                                    EXHIBIT C
                           FORM OF REQUEST FOR RELEASE

To:   [LaSalle Bank National Association,
      as Custodian
      2571 Busse Road, Suite 200
      Elk Grove Village, Illinois  60007]

Re: Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Securities, Series 2007-SL1

     In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the Indenture, dated as of May 11, 2007, among Citibank, N.A., as Indenture Trustee, LaSalle Bank National Association, as Securities Administrator and Merrill Lynch Mortgage Investors Trust, Series 2007-SL1, as Trust (the "Indenture"), we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

[ ]   1. Mortgage Paid in Full

[ ]   2. Foreclosure

[ ]   3. Substitution

[ ]   4. Other Liquidation (Repurchases, etc.)

[ ]   5. Nonliquidation

Address to which the Custodian should deliver the Mortgage File:


                                        By:
                                            ------------------------------------
                                            (authorized signer)
                                        Address:
                                                 -------------------------------
                                        Date:
                                              ----------------------------------

If box 1 or 2 above is checked, and if all or part of the Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan.

If box 3, 4, 5 or 6 above is checked, upon our return of all of the above documents to you as Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

Please acknowledge the execution of the above request by your signature and date below:

[LASALLE BANK NATIONAL ASSOCIATION,
as Custodian]


By:
    ---------------------------------   ----------------------------------------
    Signature                           Date

Documents returned to Custodian:


By:
    ---------------------------------   ----------------------------------------
    Signature                           Date

                                    EXHIBIT D
                   FORM OF ITEM 1123 CERTIFICATION OF SERVICER

                                     [DATE]

Merrill Lynch Mortgage Investors, Inc.
250 Vesey Street
4 World Financial Center, 10th Floor
New York, New York 10080

LaSalle Bank National Association
135 South LaSalle Street
Chicago, Illinois 60603

Attention:   Corporate Trust Services - Merrill Lynch Mortgage Investors Trust,
             Series 2007-SL1

Re: Servicing Agreement (the "Servicing Agreement"), dated as of May 1, 2007 among Merrill Lynch Mortgage Investors, Inc., as depositor, Wilshire Credit Corporation, as servicer, Litton Loan Servicing LP, as servicer, and LaSalle Bank National Association, as master servicer and securities administrator, Citibank, N.A., as indenture trustee, Merrill Lynch Mortgage Lending, Inc., as sponsor, and Merrill Lynch Mortgage Investors Trust, Series 2007-SL1, as issuing entity, relating to Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Securities, Series 2007-SL1

I, [identify name of certifying individual], [title of certifying individual] of [Wilshire Credit Corporation (the "Servicer")][Litton Loan Servicing LP (the "Servicer)], hereby certify that:

     (1) A review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under the Servicing Agreement has been made under my supervision; and

     (2) To the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under the Servicing Agreement in all material respects throughout such year or a portion thereof[, or, if there has been a failure to fulfill any such obligation in any material respect, I have specified below each such failure known to me and the nature and status thereof].

Date:
      -------------------------------

                                        [Wilshire Credit Corporation,][Litton
                                        Loan Servicing LP,]
                                        as Servicer


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT E
                        FORM OF ASSESSMENT OF COMPLIANCE

                                     [DATE]

Merrill Lynch Mortgage Investors,       [Countrywide Home Loans Servicing LP
Inc.                                    7105 Corporate Drive
250 Vesey Street                        Plano, Texas 75024]
4 World Financial Center, 10th Floor
New York, New York 10080

LaSalle Bank National Association       Moody's Investors Service, Inc.
135 South LaSalle Street                99 Church Street, 4th Floor
Chicago, Illinois 60603                 New York, New York 10007

Attention: Corporate Trust Services -   Standard & Poor's, a division of The
           Merrill Lynch Mortgage       McGraw-Hill Companies, Inc.
           Investors Trust, Series      25 Broadway, 12th Floor
           2007-SL1                     New York, New York 10004

[SERVICERS AS ADDRESSEES BY CUSTODIAN ONLY]

[Wilshire Credit Corporation            [Litton Loan Servicing LP
14523 SW Millikan Way                   4828 Loop Central Drive
Suite 200                               Houston, Texas 77081]
Beaverton, Oregon 97005]

Re: Servicing Agreement (the "Servicing Agreement"), dated as of May 1, 2007 among Merrill Lynch Mortgage Investors, Inc., as depositor, Wilshire Credit Corporation, as servicer, Litton Loan Servicing LP, as servicer, and LaSalle Bank National Association, as master servicer and securities administrator, Citibank, N.A., as indenture trustee, Merrill Lynch Mortgage Lending, Inc., as sponsor, and Merrill Lynch Mortgage Investors Trust, Series 2007-SL1, as issuing entity, relating to Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Securities, Series 2007-SL1

     For the calendar year ending December 31, [2007] or portion thereof, [LaSalle Bank National Association, as Master Servicer] [Wilshire Credit Corporation, as Servicer] [Litton Loan Servicing LP, as Servicer] [LaSalle Bank National Association, as Securities Administrator] [LaSalle Bank National Association, as Custodian] for the Issuing Entity, has complied in all material respects with the relevant Servicing Criteria in Exhibit F of the Servicing Agreement.

     All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Servicing Agreement.

Date:
      -------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT F
                       SERVICING CRITERIA TO BE ADDRESSED
                           IN ASSESSMENT OF COMPLIANCE

                          (RMBS unless otherwise noted)

KEY: X - OBLIGATION

WHERE THERE ARE MULTIPLE CHECKS FOR CRITERIA THE ATTESTING PARTY WILL IDENTIFY IN THEIR MANAGEMENT ASSERTION THAT THEY ARE ATTESTING ONLY TO THE PORTION OF THE DISTRIBUTION CHAIN THEY ARE RESPONSIBLE FOR IN THE RELATED TRANSACTION AGREEMENTS.

                                                                     WILSHIRE
                                                                      CREDIT
                                                                    CORPORATION
                                                                    AND LITTON
                                                    LASALLE BANK       LOAN         LASALLE      LASALLE BANK
  REGULATION AB                                        (MASTER     SERVICING LP      BANK         (SECURITIES        ADDITIONAL
    REFERENCE            SERVICING CRITERIA           SERVICER)     (SERVICERS)   (CUSTODIAN)   ADMINISTRATOR)       INFORMATION
----------------   ------------------------------   ------------   ------------   -----------   --------------   ------------------
                   GENERAL SERVICING
                   CONSIDERATIONS

1122(d)(1)(i)      Policies and procedures are            X              X                             X         Servicers,
                   instituted to monitor any                                                                     Securities
                   performance or other triggers                                                                 Administrator and
                   and events of default in                                                                      Master Servicer
                   accordance with the                                                                           each responsible
                   transaction agreements.                                                                       only to the extent
                                                                                                                 that each party,
                                                                                                                 as applicable, has
                                                                                                                 actual knowledge
                                                                                                                 or written notice
                                                                                                                 with respect to
                                                                                                                 parties other
                                                                                                                 than itself.

1122(d)(1)(ii)     If any material servicing             IF             IF             IF             IF
                   activities are outsourced to      APPLICABLE     APPLICABLE     APPLICABLE     APPLICABLE
                   third parties, policies and          FOR A          FOR A         FOR A           FOR A
                   procedures are instituted to      TRANSACTION    TRANSACTION   TRANSACTION     TRANSACTION
                   monitor the third party's         PARTICIPANT    PARTICIPANT   PARTICIPANT     PARTICIPANT
                   performance and compliance
                   with such servicing
                   activities.

1122(d)(1)(iii)    Any requirements in the               N/A            N/A           N/A             N/A
                   transaction agreements to
                   maintain a back-up servicer
                   for the Pool Assets are
                   maintained.

1122(d)(1)(iv)     A fidelity bond and errors and         X              X             X
                   omissions policy is in effect
                   on the party participating in
                   the servicing function
                   throughout the reporting
                   period in the amount of
                   coverage required by and
                   otherwise in accordance with
                   the terms of the transaction
                   agreements.

                   CASH COLLECTION AND
                   ADMINISTRATION

1122(d)(2)(i)      Payments on pool assets are            X              X                             X         Servicer,
                   deposited into the appropriate                                                                Securities
                   custodial bank accounts and                                                                   Administrator
                   related bank clearing accounts                                                                and Master
                   no more than two business days                                                                Servicer each
                   following receipt, or such                                                                    responsible only
                   other number of days specified                                                                for deposits into
                   in the transaction agreements.                                                                the accounts held
                                                                                                                 by it.

1122(d)(2)(ii)     Disbursements made via wire            X              X                             X         Servicers disburse
                   transfer on behalf of an                                                                      funds to Master
                   obligor or to an investor are                                                                 Servicer
                   made only by authorized

                                                                     WILSHIRE
                                                                      CREDIT
                                                                    CORPORATION
                                                                    AND LITTON
                                                    LASALLE BANK       LOAN         LASALLE      LASALLE BANK
  REGULATION AB                                        (MASTER     SERVICING LP      BANK         (SECURITIES        ADDITIONAL
    REFERENCE            SERVICING CRITERIA           SERVICER)     (SERVICERS)   (CUSTODIAN)   ADMINISTRATOR)       INFORMATION
----------------   ------------------------------   ------------   ------------   -----------   --------------   ------------------
                   personnel.                                                                                    who disburses to
                                                                                                                 Securities
                                                                                                                 Administrator.
                                                                                                                 Securities
                                                                                                                 Administrator
                                                                                                                 disburses funds to
                                                                                                                 Security-holders.

1122(d)(2)(iii)    Advances of funds or                   X              X
                   guarantees regarding
                   collections, cash flows or
                   distributions, and any
                   interest or other fees charged
                   for such advances, are made,
                   reviewed and approved as
                   specified in the transaction
                   agreements.

1122(d)(2)(iv)     The related accounts for the           X              X                             X         Servicer needs to
                   transaction, such as cash                                                                     provide only if it
                   reserve accounts or accounts                                                                  is deemed that
                   established as a form of over                                                                 the related
                   collateralization, are                                                                        collection
                   separately maintained (e.g.,                                                                  account is
                   with respect to commingling of                                                                subject to this
                   cash) as set forth in the                                                                     criteria.
                   transaction agreements.


1122(d)(2)(v)      Each custodial account is              X              X
                   maintained at a federally
                   insured depository institution
                   as set forth in the
                   transaction agreements. For
                   purposes of this criterion,
                   "federally insured depository
                   institution" with respect to a
                   foreign financial institution
                   means a foreign financial
                   institution that meets the
                   requirements of Rule
                   13k-1(b)(1) of the Securities
                   Exchange Act.

1122(d)(2)(vi)     Unissued checks are                                  IF
                   safeguarded so as to prevent                     APPLICABLE
                   unauthorized access.

1122(d)(2)(vii)    Reconciliations are prepared           X              X                             X
                   on a monthly basis for all
                   asset-backed securities
                   related bank accounts,
                   including custodial accounts
                   and related bank clearing
                   accounts. These
                   reconciliations are (A)
                   mathematically accurate; (B)
                   prepared within 30 calendar
                   days after the bank statement
                   cutoff date, or such other
                   number of days specified in
                   the transaction agreements;
                   (C) reviewed and approved by
                   someone other than the person
                   who prepared the
                   reconciliation; and (D)
                   contain explanations for
                   reconciling items. These
                   reconciling items are resolved
                   within 90 calendar days of
                   their original identification,
                   or such other number of days
                   specified in the transaction
                   agreements.

                   INVESTOR REMITTANCES AND
                   REPORTING

1122(d)(3)(i)      Reports to investors,                  X              X                             X         For
                   including those to be filed                                                                   1122(d)(3)(i)(C),
                   with the Commission, are                                                                      waterfall
                   maintained in accordance with                                                                 calculations
                   the transaction agreements and                                                                are a
                   applicable Commission                                                                         Securities
                   requirements. Specifically,                                                                   Administrator
                   such reports (A) are prepared                                                                 responsibility
                   in accordance with timeframes                                                                 under the
                   and other terms set forth in                                                                  Indenture.
                   the transaction agreements;
                   (B) provide information
                   calculated in accordance

                                                                     WILSHIRE
                                                                      CREDIT
                                                                    CORPORATION
                                                                    AND LITTON
                                                    LASALLE BANK       LOAN         LASALLE      LASALLE BANK
  REGULATION AB                                        (MASTER     SERVICING LP      BANK         (SECURITIES        ADDITIONAL
    REFERENCE            SERVICING CRITERIA           SERVICER)     (SERVICERS)   (CUSTODIAN)   ADMINISTRATOR)       INFORMATION
----------------   ------------------------------   ------------   ------------   -----------   --------------   ------------------
                   with the terms specified in
                   the transaction agreements;
                   (C) are filed with the
                   Commission as required by its
                   rules and regulations; and (D)
                   agree with investors' or the
                   trustee's records as to the
                   total unpaid principal balance
                   and number of Pool Assets
                   serviced by the Servicer.

1122(d)(3)(ii)     Amounts due to investors are           X           X                                X         Each Servicer
                   allocated and remitted in                                                                     remits cash and
                   accordance with timeframes,                                                                   loan level data to
                   distribution priority and                                                                     Master Servicer
                   other terms set forth in the                                                                  based on timelines
                   transaction agreements.                                                                       established in the
                                                                                                                 Servicing
                                                                                                                 Agreement (or any
                                                                                                                 other applicable
                                                                                                                 agreement).
                                                                                                                 Master Servicer
                                                                                                                 remits cash and
                                                                                                                 loan level data to
                                                                                                                 Securities
                                                                                                                 Administrator
                                                                                                                 based on timelines
                                                                                                                 established in the
                                                                                                                 Servicing
                                                                                                                 Agreement.
                                                                                                                 The Securities
                                                                                                                 Administrator is
                                                                                                                 responsible for
                                                                                                                 the allocation of
                                                                                                                 funds to
                                                                                                                 Securityholders
                                                                                                                 using the
                                                                                                                 appropriate
                                                                                                                 distribution
                                                                                                                 priority as
                                                                                                                 established
                                                                                                                 by the Indenture.

1122(d)(3)(iii)    Disbursements made to an               X              X                             X         Solely for the
                   investor are posted within two                                                                purpose of Section
                   business days to the                                                                          1122(d)(3)(iii),
                   Servicer's investor records,                                                                  the term
                   or such other number of days                                                                  "investor"
                   specified in the transaction                                                                  shall mean the
                   agreements.                                                                                   Master Servicer..
                                                                                                                 Securities
                                                                                                                 Administrator
                                                                                                                 disburses funds to
                                                                                                                 Securityholder.

1122(d)(3)(iv)     Amounts remitted to investors          X              X                             X         Each Servicer
                   per the investor reports agree                                                                remits funds
                   with cancelled checks, or                                                                     and provides
                   other form of payment, or                                                                     certain
                   custodial bank statements.                                                                    investor
                                                                                                                 reports to the
                                                                                                                 Master Servicer
                                                                                                                 within guidelines
                                                                                                                 and timeframes
                                                                                                                 established in
                                                                                                                 Servicing

                                                                     WILSHIRE
                                                                      CREDIT
                                                                    CORPORATION
                                                                    AND LITTON
                                                    LASALLE BANK       LOAN         LASALLE      LASALLE BANK
  REGULATION AB                                        (MASTER     SERVICING LP      BANK         (SECURITIES        ADDITIONAL
    REFERENCE            SERVICING CRITERIA           SERVICER)     (SERVICERS)   (CUSTODIAN)   ADMINISTRATOR)       INFORMATION
----------------   ------------------------------   ------------   ------------   -----------   --------------   ------------------
                                                                                                                 Agreement.
                                                                                                                 Master Servicer
                                                                                                                 remits funds and
                                                                                                                 provides certain
                                                                                                                 investor reports
                                                                                                                 to Securities
                                                                                                                 Administrator
                                                                                                                 within guidelines
                                                                                                                 and timeframes
                                                                                                                 established
                                                                                                                 in Servicing
                                                                                                                 Agreement.
                                                                                                                 Securities
                                                                                                                 Administrator
                                                                                                                 disburses funds to
                                                                                                                 Security-holders.

                   POOL ASSET ADMINISTRATION

1122(d)(4)(i)      Collateral or security on pool                                      X                         Servicer shall not
                   assets is maintained as                                                                       attest to
                   required by the transaction                                                                   performance
                   agreements or related pool                                                                    of obligations of
                   asset documents.                                                                              the Custodian
                                                                                                                 under the
                                                                                                                 transaction
                                                                                                                 agreements

1122(d)(4)(ii)     Pool assets  and related                                            X                         Servicer shall not
                   documents are safeguarded as                                                                  attest to
                   required by the transaction                                                                   performance of
                   agreements                                                                                    obligations of the
                                                                                                                 Custodian under
                                                                                                                 the transaction
                                                                                                                 agreements

1122(d)(4)(iii)    Any additions, removals or                            X
                   substitutions to the asset
                   pool are made, reviewed and
                   approved in accordance with
                   any conditions or requirements
                   in the transaction agreements.

1122(d)(4)(iv)     Payments on pool assets,                              X
                   including any payoffs, made in
                   accordance with the related
                   pool asset documents are
                   posted to the Servicer's
                   obligor records maintained no
                   more than two business days
                   after receipt, or such other
                   number of days specified in
                   the transaction agreements,
                   and allocated to principal,
                   interest or other items (e.g.,
                   escrow) in accordance with the
                   related pool asset documents.

1122(d)(4)(v)      The Servicer's records                                X
                   regarding the pool assets
                   agree with the Servicer's
                   records with respect to an
                   obligor's unpaid principal
                   balance.

1122(d)(4)(vi)     Changes with respect to the                           X
                   terms or status of an
                   obligor's pool assets (e.g.,
                   loan modifications or
                   re-agings) are made, reviewed
                   and approved by authorized
                   personnel in accordance with
                   the transaction agreements and
                   related pool asset documents.

1122(d)(4)(vii)    Loss mitigation or recovery                           X
                   actions

                                                                     WILSHIRE
                                                                      CREDIT
                                                                    CORPORATION
                                                                    AND LITTON
                                                    LASALLE BANK       LOAN         LASALLE      LASALLE BANK
  REGULATION AB                                        (MASTER     SERVICING LP      BANK         (SECURITIES        ADDITIONAL
    REFERENCE            SERVICING CRITERIA           SERVICER)     (SERVICERS)   (CUSTODIAN)   ADMINISTRATOR)       INFORMATION
----------------   ------------------------------   ------------   ------------   -----------   --------------   ------------------
                   (e.g., forbearance plans,
                   modifications and deeds in
                   lieu of foreclosure,
                   foreclosures and
                   repossessions, as applicable)
                   are initiated, conducted and
                   concluded in accordance with
                   the timeframes or other
                   requirements established by
                   the transaction agreements.

1122(d)(4)(viii)   Records documenting collection                        X
                   efforts are maintained during
                   the period a pool asset is
                   delinquent in accordance with
                   the transaction agreements.
                   Such records are maintained on
                   at least a monthly basis, or
                   such other period specified in
                   the transaction agreements,
                   and describe the entity's
                   activities in monitoring
                   delinquent pool assets
                   including, for example, phone
                   calls, letters and payment
                   rescheduling plans in cases
                   where delinquency is deemed
                   temporary (e.g., illness or
                   unemployment).

1122(d)(4)(ix)     Adjustments to interest rates                         X
                   or rates of return for pool
                   assets with variable rates are
                   computed based on the related
                   pool asset documents.

1122(d)(4)(x)      Regarding any funds held in                           X
                   trust for an obligor (such as
                   escrow accounts): (A) such
                   funds are analyzed, in
                   accordance with the obligor's
                   pool asset documents, on at
                   least an annual basis, or such
                   other period specified in the
                   transaction agreements; (B)
                   interest on such funds is
                   paid, or credited, to obligors
                   in accordance with applicable
                   pool asset documents and state
                   laws; and (C) such funds are
                   returned to the obligor within
                   30 calendar days of full
                   repayment of the related pool
                   assets, or such other number
                   of days specified in the
                   transaction agreements.

1122(d)(4)(xi)     Payments made on behalf of an                         X
                   obligor (such as tax or
                   insurance payments) are made
                   on or before the related
                   penalty or expiration dates,
                   as indicated on the
                   appropriate bills or notices
                   for such payments, provided
                   that such support has been
                   received by the servicer at
                   least 30 calendar days prior
                   to these dates, or such other
                   number of days specified in
                   the transaction agreements.

1122(d)(4)(xii)    Any late payment penalties in                         X
                   connection with any payment to
                   be made on behalf of an
                   obligor are paid from the
                   Servicer's funds and not
                   charged to the obligor, unless
                   the late payment was due to
                   the obligor's error or
                   omission.

1122(d)(4)(xiii)   Disbursements made on behalf                          X
                   of an obligor are posted
                   within two business days to
                   the obligor's records
                   maintained by the servicer, or
                   such other number of days
                   specified in the transaction
                   agreements.

                                                                     WILSHIRE
                                                                      CREDIT
                                                                    CORPORATION
                                                                    AND LITTON
                                                    LASALLE BANK       LOAN         LASALLE      LASALLE BANK
  REGULATION AB                                        (MASTER     SERVICING LP      BANK         (SECURITIES        ADDITIONAL
    REFERENCE            SERVICING CRITERIA           SERVICER)     (SERVICERS)   (CUSTODIAN)   ADMINISTRATOR)       INFORMATION
----------------   ------------------------------   ------------   ------------   -----------   --------------   ------------------
1122(d)(4)(xiv)    Delinquencies, charge-offs and         X              X
                   uncollectible accounts are
                   recognized and recorded in
                   accordance with the
                   transaction agreements.

1122(d)(4)(xv)     Any external enhancement or                                                         X
                   other support, identified in
                   Item 1114(a)(1) through (3) or
                   Item 1115 of Regulation AB, is
                   maintained as set forth in the
                   transaction agreements.

                                    EXHIBIT G
                           SARBANES-OXLEY CERTIFICATES

                                     [DATE]

Merrill Lynch Mortgage Investors, Inc.
250 Vesey Street
4 World Financial Center, 10th Floor
New York, New York 10080

LaSalle Bank National Association,
as Securities Administrator
135 South LaSalle Street, Suite 1625
Chicago, Illinois  60603

Re: Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Securities, Series 2007-SL1

     I, [identify the certifying individual], certify that:

     (1) I have reviewed the report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of [identify the issuing entity] (the "Exchange Act periodic reports");

     (2) Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     (3) Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

     (4) [I am responsible for reviewing the activities performed by the servicer(s) and based on my knowledge and the compliance review(s) conducted in preparing the servicer compliance statement(s) required in this report under
Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicer(s) [has/have] fulfilled [its/their] obligations under the servicing agreement(s); and]

     (5) All of the reports on assessment of compliance with servicing criteria for ABS and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

     [In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties [name of servicer, sub-servicer, co-servicer, depositor or securities administrator].]

Date:
      -----------------


                                        ----------------------------------------
                                        [Signature]
                                        [Title]
                                                --------------------------------

                                    EXHIBIT H
            FORM OF BACK-UP CERTIFICATION OF SECURITIES ADMINISTRATOR

                                     [DATE]

Merrill Lynch Mortgage Investors, Inc.
250 Vesey Street
4 World Financial Center, 10th Floor
New York, New York 10080

Re: Servicing Agreement (the "Servicing Agreement"), dated as of May 1, 2007 among Merrill Lynch Mortgage Investors, Inc., as depositor, Wilshire Credit Corporation, as servicer, Litton Loan Servicing LP, as servicer, and LaSalle Bank National Association, as master servicer and securities administrator, Citibank, N.A., as indenture trustee, Merrill Lynch Mortgage Lending, Inc., as sponsor, and Merrill Lynch Mortgage Investors Trust, Series 2007-SL1, as issuing entity, relating to Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Securities, Series 2007-SL1

     The Securities Administrator hereby certifies to the Depositor and their officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

     (1) I have reviewed the annual report on Form 10-K for the fiscal year [2007] (the "Annual Report"), and all reports on Form 8-K (if any) and on Form 10-D required to be filed in respect of the period covered by the Annual Report (collectively with the Annual Report, the "Reports"), of the Issuing Entity;

     (2) To the best of my knowledge, and assuming the accuracy of the statements required to be made or data required to be delivered by Wilshire, Litton, Countrywide, Master Servicer and Depositor (to the extent that such statements or data were received by the Securities Administrator and are relevant to the statements made by the Securities Administrator in this Back-Up Certification), the information in the Reports relating to the Securities Administrator, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report;

     (3) To the best of my knowledge, and assuming the accuracy of the statements required to be made or data required to be delivered by Wilshire, Litton, Countrywide and the Depositor (to the extent that such statements or data were received by the Securities Administrator and are relevant to the statements made by the Securities Administrator in this Back-Up Certification), the distribution and any other information required to be provided by the Securities Administrator (other than information provided by or on behalf of Wilshire, Litton, Countrywide, the Master Servicer, the Depositor or other third party) to the Depositor, Wilshire, Litton and Countrywide under the Servicing Agreement for inclusion in the Reports is included in the Reports; and

     (4) The report on assessment of compliance with servicing criteria for asset-backed securities of the Securities Administrator and its related attestation report on assessment of compliance with servicing criteria required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 has been included as an exhibit to the Annual Report. Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.

                                        LaSalle Bank National Association,
                                        as Securities Administrator


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT I
                    FORM OF BACKUP CERTIFICATION OF SERVICER

                                     [DATE]

Merrill Lynch Mortgage Investors, Inc.
250 Vesey Street
4 World Financial Center, 10th Floor
New York, New York 10080

LaSalle Bank National Association
135 South LaSalle Street
Chicago, Illinois 60603

Attention: Corporate Trust Services - Merrill Lynch Mortgage Investors Trust,
           Series 2007-SL1

Re: Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Securities, Series 2007-SL1

     [_____________] (the "Servicer") certifies to the Depositor and the Securities Administrator, and their officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

     (1) I am responsible for reviewing the activities performed by the Servicer under the Servicing Agreement and I have reviewed, or persons under my supervision have reviewed, the servicer compliance statement of the Servicer and the compliance statements of each Sub-Servicer, if any, engaged by the Servicer provided to the Depositor, the Master Servicer and the Securities Administrator for the Trust Estate's fiscal year [___] in accordance with Item 1123 of Regulation AB (each a "Compliance Statement"), the report on assessment of the Servicer's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria") and reports on assessment of compliance with servicing criteria for asset-backed securities of the Servicer and of each Sub-Servicer [or Subcontractor], if any, engaged or utilized by the Servicer provided to the Depositor, the Master Servicer and the Securities Administrator for the Issuing Entity's fiscal year [___] in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (each a "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB related to each Servicing Assessment (each a "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Servicer during 200[ ] that were delivered or caused to be delivered by the Servicer pursuant to the Servicing Agreement (collectively, the "Servicing Information");

     (2) Based on my knowledge, and assuming the accuracy of the information provided to the Servicer in connection with the transfer of servicing of the Mortgage Loans to the Servicer and in connection with the performance of the Servicer's duties under the Servicing Agreement, the Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicing Information;

     (3) Based on my knowledge, the servicing information required to be provided to the Master Servicer and the Securities Administrator by the Servicer pursuant to the Servicing Agreement has been provided to the Securities Administrator;

     (4) Based on my knowledge and the compliance review conducted in preparing each Compliance Statement of the Servicer and, if applicable, reviewing each Compliance Statement of each Sub-Servicer, if any, engaged by the Servicer, and except as disclosed in such Compliance Statement[(s)], the Servicer [(directly and through its Sub-Servicers, if any)] has fulfilled its obligations under the Servicing Agreement in all material respects.

     (5) Each Servicing Assessment of the Servicer and of each Sub-Servicer [or Subcontractor], if any, engaged or utilized by the Servicer and its related Attestation Report required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 has been provided to the Depositor, the Master Servicer and the Securities Administrator. Any material instances of non-compliance are described in any such Servicing Assessment or Attestation Report.

Date:
      ----------------

                                        ----------------------------------------
                                        [Servicer]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   SCHEDULE I
                   REPRESENTATIONS AND WARRANTIES OF WILSHIRE

     (i) Wilshire is duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada and is duly authorized and qualified to transact any and all business contemplated by this Servicing Agreement to be conducted by Wilshire in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, to service the Mortgage Loans in accordance with the terms of this Servicing Agreement and to perform any of its other obligations under this Servicing Agreement in accordance with the terms hereof.

     (ii) Wilshire has the corporate power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Servicing Agreement and has duly authorized by all necessary corporate action on the part of Wilshire the execution, delivery and performance of this Servicing Agreement; and this Servicing Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of Wilshire, enforceable against Wilshire in accordance with its terms, except that (a) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

     (iii) The execution and delivery of this Servicing Agreement by Wilshire, the servicing of the Mortgage Loans under this Servicing Agreement, the consummation of any other of the transactions contemplated by this Servicing Agreement, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of Wilshire and will not (A) result in a material breach of any term or provision of the charter or by-laws of Wilshire or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Wilshire is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to Wilshire of any court, regulatory body, administrative agency or governmental body having jurisdiction over Wilshire; and Wilshire is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair Wilshire's ability to perform or meet any of its obligations under this Servicing Agreement.

     (iv) Wilshire is an approved servicer of mortgage loans for Fannie Mae and is an approved servicer of mortgage loans for Freddie Mac.

     (v) No litigation is pending or, to the best of Wilshire's knowledge, threatened, against Wilshire that would materially and adversely affect the execution, delivery or enforceability of this Servicing Agreement or the ability of Wilshire to service the Mortgage


                                  Schedule I-1

Loans or to perform any of its other obligations under this Servicing Agreement in accordance with the terms hereof.

     (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Wilshire of, or compliance by Wilshire with, this Servicing Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, Wilshire has obtained the same.

     (vii) Wilshire will fully furnish (for the period it services the Mortgage Loans), in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company on a monthly basis except as Wilshire deems appropriate for prevention or resolution of disputes with the Mortgagors.


                                  Schedule I-2

                                   SCHEDULE II
                    REPRESENTATIONS AND WARRANTIES OF LITTON

     (i) Litton is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation and has all licenses necessary to carry on its business as now being conducted, except for such licenses, certificates and permits the absence of which, individually or in the aggregate, would not have a material adverse effect on the ability of Litton to conduct its business as it is presently conducted, and is licensed, qualified and in good standing in the states where the Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by Litton or to ensure the enforceability or validity of each Mortgage Loan; Litton has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by Litton and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of Litton, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally; and all requisite corporate action has been taken by Litton to make this Agreement valid and binding upon Litton in accordance with its terms;

     (ii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of Litton and will not result in the breach of any term or provision of the certificate of formation or the partnership agreement of Litton or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which Litton or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which Litton or its property is subject;

     (iii) Litton is an approved servicer of mortgage loans for Fannie Mae and has the facilities, procedures and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. Litton is, and shall remain for as long as it is servicing the Mortgage Loans hereunder, in good standing to service mortgage loans for Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make Litton unable to comply with Fannie Mae or Freddie Mac eligibility requirements or which would require notification to any of Fannie Mae or Freddie Mac;

     (iv) This Agreement, and all documents and instruments contemplated hereby which are executed and delivered by Litton, constitute and will constitute valid, legal and binding obligations of Litton, enforceable in accordance with their respective terms, except as the enforcement thereof may be limited by applicable bankruptcy laws and general principles of equity;

     (v) Litton does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;


                                  Schedule II-1

     (vi) There is no action, suit, proceeding or investigation pending or, to its knowledge, threatened against Litton that, either individually or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of Litton, or in any material impairment of the right or ability of Litton to carry on its business substantially as now conducted, or in any material liability on the part of Litton, or that would draw into question the validity or enforceability of this Agreement or of any action taken or to be taken in connection with the obligations of Litton contemplated herein, or that would be likely to impair materially the ability of Litton to perform under the terms of this Agreement;

     (vii) No consent, approval or order of any court or governmental agency or body is required for the execution, delivery and performance by Litton of or compliance by Litton with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained;

     (viii) Neither this Agreement nor any information, certificate of an officer, statement furnished in writing or report delivered to the Indenture Trustee by Litton in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading; and

     (ix) Litton has accurately and fully reported, and will continue to accurately and fully report, its borrower credit files to each of the credit repositories in a timely manner.


                                  Schedule II-2

                                  SCHEDULE III
              REPRESENTATIONS AND WARRANTIES OF THE MASTER SERVICER

     (i) It is a national banking association duly formed, validly existing and in good standing under the laws of the United States of America and is duly authorized and qualified to transact any and all business contemplated by this Servicing Agreement to be conducted by the Master Servicer and the Securities Administrator, to the extent necessary to ensure its ability to master service the Mortgage Loans in accordance with the terms of this Servicing Agreement and to perform any of its other obligations under this Servicing Agreement in accordance with the terms hereof.

     (ii) It has the full corporate power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Servicing Agreement and has duly authorized by all necessary corporate action on its part the execution, delivery and performance of this Servicing Agreement; and this Servicing Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except that (a) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

     (iii) The execution and delivery of this Servicing Agreement by it, the consummation of any other of the transactions contemplated by this Servicing Agreement, and the fulfillment of or compliance with the terms hereof are in its ordinary course of business and will not (A) result in a material breach of any term or provision of its charter or by laws or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it; and it is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair its ability to perform or meet any of its obligations under this Servicing Agreement.

     (iv) No litigation is pending or, to the best of its knowledge, threatened, against it that would materially and adversely affect the execution, delivery or enforceability of this Servicing Agreement or its ability to perform any of its other obligations under this Servicing Agreement in accordance with the terms hereof.

     (v) No consent, approval, authorization or order of any court or governmental agency or body is required for its execution, delivery and performance of, or compliance with, this Servicing Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, it has obtained the same.


                                 Schedule III-1

                                   SCHEDULE IV
                                ITEM ON FORM 8-K

            Item on Form 8-K                         Party Responsible
---------------------------------------   --------------------------------------
*Item 1.01- Entry into a Material         The parties to this Servicing
Definitive Agreement                      Agreement entering into
                                          the material definitive agreement
                                          (excluding the Indenture Trustee)

*Item 1.02- Termination of a Material     The parties to this Servicing
Definitive Agreement                       Agreement terminating the
                                           material definitive agreement
                                          (excluding the Indenture Trustee)

Item 1.03- Bankruptcy or Receivership     Depositor

Item 2.04- Triggering Events that         Depositor
Accelerate or Increase a
Direct Financial Obligation or an
Obligation under an
Off-Balance Sheet Arrangement

*Item 3.03- Material Modification to      Securities Administrator
Rights of Security Holders

Item 5.03- Amendments of Articles of      Depositor
Incorporation or Bylaws; Change of
Fiscal Year

Item 6.01- ABS Informational and          Depositor
Computational Material

*Item 6.02- Change of Servicer or         Servicer, Master Servicer, Securities
Trustee                                   Administrator

*Item 6.03- Change in Credit              Depositor/Securities Administrator
Enhancement or External Support

*Item 6.04- Failure to Make a Required    Securities Administrator
Distribution

Item 6.05- Securities Act Updating        Depositor
Disclosure

Item 7.01- Reg FD Disclosure              Depositor

Item 8.01                                 Depositor

Item 9.01                                 Depositor


                                  Schedule IV-1

                                   SCHEDULE V
                                ITEM ON FORM 10-D

           Item on Form 10-D                         Party Responsible
---------------------------------------   --------------------------------------
Item 1: Distribution and Pool             Securities Administrator, Master
Performance Information                   Servicer and Servicer (with respect to
                                          underlying Mortgage Loan data)

Plus any information required by 1121
which is NOT included on the monthly
statement to Certificateholders

                                          Depositor, Master Servicer and
                                          Securities Administrator (to the
                                          extent required by Regulation AB)

Item 2: Legal Proceedings  per Item       All parties to the Servicing Agreement
1117 of Regulation AB                     (as to themselves), the
                                          Depositor/Securities
                                          Administrator/Master Servicer (to the
                                          extent known) as to the Issuing
                                          Entity, the Sponsor, 1106(b)
                                          originator, any 1100(d)(1) party

Item 3: Sale of Securities and Use of     Depositor
Proceeds

Item 4: Defaults Upon Senior Securities   Securities Administrator

Item 5: Submission of Matters to a Vote   Securities Administrator
of Security Holders

Item 6: Significant Obligors of Pool      Depositor/Sponsor/Mortgage Loan Seller
Assets

Item 7: Significant Enhancement           Depositor/Sponsor
Provider Information

Item 8: Other Information                 All parties to the Servicing Agreement
                                          (as to themselves) responsible for
                                          disclosure items on Form 8-K (as
                                          indicated on Schedule III)

Item 9: Exhibits                          Securities Administrator (with respect
                                          to the Monthly Statements) and
                                          Depositor


                                  Schedule V-1

                                   SCHEDULE VI
                                ITEM ON FORM 10-K

           Item on Form 10-K                         Party Responsible
---------------------------------------   --------------------------------------
Item 1B: Unresolved Staff Comments        Depositor

*Item 9B: Other Information               Securities Administrator and any other
                                          party responsible for disclosure items
                                          on Form 8-K (as indicated on Schedule
                                          III)

*Item 15: Exhibits, Financial Statement   Securities Administrator/Master
Schedules                                 Servicer/Servicer (as to
                                          themselves)/Subservicers/Depositor

*Additional Item: Disclosure per          All parties to the Servicing Agreement
Item 1117 of Regulation AB                (as to themselves), the
                                          Depositor/Securities
                                          Administrator/Master Servicer (to the
                                          extent known) as to the Issuing
                                          Entity, the Sponsor, 1106(b)
                                          originator, any 1100(d)(1) party

*Additional Item: Disclosure per          All parties to the Servicing
Item 1119 of Regulation AB                Agreement, the sponsor, originator,
                                          significant obligor, enhancement or
                                          support provider

Additional Item: Disclosure per           Depositor/Sponsor/Mortgage Loan
Item 1112(b) of Regulation AB             Seller/Master Servicer

Additional Item: Disclosure per           Depositor/Sponsor
Items 1114(b) and 115(b) of Regulation
AB


                                  Schedule VI-1